Exhibit 10.28
                     BUSINESS LOAN AGREEMENT (ASSET BASED)


Borrower:   Danzer Industries, Inc.    Lender: Bank of America, N.A.
            17600 York Road                    c/o MD Commercial Loan Processing
            Hagerstown, MD 21740               NC1-014-13-02
                                               10 Light Street
                                               Baltimore, MD 21202-1435

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated August 15, 2001, Is made and executed between Danzer Industries, Inc. ("Borrower") and Bank of America, NA. ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations,. including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) In granting, renewing, or extending any Loan, Lender Is relying upon Borrower's representations, warranties, and agreements as set forth In this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of August 15, 2001, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid In full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

       Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

           (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

           (2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

           (3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

           (4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

           (5) Lender, at Its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

           (6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

           (7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for In the paragraph below titled "Compliance Certificate."

       Making Loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may. but need not, require that all oral requests be confirmed In writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

       Mandatory Loan Repayments. if at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

       Loan Account. Lender shall maintain on its books a record of account In which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be Incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loan, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security interests in such property and assets as Lender may require. Lender's Security interests In the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any Insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender~

       Perfection of Security Interests. Borrower agrees to execute financing statements and all documents perfecting Lender's Security Interest and to take whatever other actions are requested by Lender to perfect and continue Lender's Security interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's Interest upon any and all chattel paper and Instruments If not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements In the appropriate location or locations. Borrower hereby appoints Lender as Its Irrevocable attorney--In-4act for the purpose of executing any documents necessary to perfect or to continue any Security interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security Interest in the Collateral. Borrower promptly will notify Lender before any change In Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change In Borrower's Social Security Number or Employer identification Number. Borrower further agrees to notify Lender In writing prior to any change In address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

       Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for Inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, Including without limitation Information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at 17500 York Road, Hagerstown, Maryland 21740. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, Including without limitation Information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. Records related to inventory are or will be located at 17500 York Road, Hagerstown, Maryland 21740. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

       Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Inventory and schedules of Eligible Accounts and Eligible Inventory in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With respect to Eligible Accounts, schedules shall be delivered monthly, within 20 days of month end. With respect to Eligible Inventory, schedules shall be delivered monthly, within 20 days of month end.

       Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account Information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (3) Lender, Its assigns, or agents shall have the right at any time and at Borrower's expense to Inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

       Representations and Warranties Concerning Inventory. With respect to the Inventory, Borrower represents and warrants to Lender: (1) All Inventory represented by Borrower to be Eligible inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory (2) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (3) The value of the Inventory will be determined on a consistent accounting basis; (4) Except as agreed to the contrary by Lender In writing, all Eligible Inventory Is now and at all times hereafter will be In Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (5) Except as reflected In the inventory schedules delivered to Lender, all Eligible inventory Is now and at all times hereafter will be of good and merchantable quality, free from defects; (6) Eligible inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, In such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to Issue and deliver to Lender, in form acceptable to Lender, warehouse receipts In Lender name evidencing the storage of Inventory and (7) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantify, value, and condition.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the Initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and In the Related Documents.

     Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests In the Collateral; (3) financing statements and all other documents perfecting Lender's Security interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. in addition, Borrower shall have provided such other resolutions, authorizations, documents and Instruments as Lender or its counsel, may require.

     Fees and Expenses Under This Agreement. Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

     Representations and Warranties. The representations and warranties set forth In this Agreement, In the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower Is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Borrower's state of incorporation. Borrower is duly authorized to transact business In the State of Maryland and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all limes shall be, duly qualified as a foreign corporation in all states In which the failure to so qualify would have a material adverse effect on Its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business In which It is presently engaged or presently proposes to engage. Borrower maintains an office at 17500 York Road, Hagerstown, MD 21740. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records Including Its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep In full force and effect Its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

     Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

     Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result In a violation of, or constitute a default under (1) any provision of Borrower's articles of Incorporation or organization, or bylaws, or any agreement or other Instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

     Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change In Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed In such financial statements.

     Legal Effect. This Agreement constitutes, and any Instrument or agreement Borrower Is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower In accordance with their respective terms.

     Properties. Except as contemplated by this Agreement or as previously disclosed In Borrower's financial statements or In writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled In Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Hazardous Substances. Except as disclosed to and acknowledged by Lender In writing, Borrower represents and warrants that (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws: (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters.
     (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted In compliance with all applicable federal, state, and local laws, regulations, and ordinances, Including without limitation all Environmental Laws. Borrower authorizes Lender and Its agents to enter upon the Collateral to make such Inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence In Investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for Indemnity or contribution In the event Borrower becomes liable for cleanup or other costs under any such laws, and
     (2) agrees to Indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to Indemnity, shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any Interest In any of the Collateral, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (Including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, If any, that have been disclosed to and acknowledged by Lender In writing.

     Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid In full, except those presently being or to be contested by Borrower in good faith In the ordinary course of business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender In writing, Borrower has not entered Into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements (If any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains In effect, Borrower will:

     Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes In Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Financial Statements. Furnish Lender with the following:

         Annual Statements. As soon as available, but In no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and Income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

         Additional Requirements.  Basis of Financial Statements. The financial
         statements   required  by  this  Agreement  shall  be  prepared  on  a
         consolidated basis.

         Internally prepared accounts receivable aging reports of Borrower for each month of each fiscal year of Borrower, within 20 days after the close of each such period in form and content acceptable to Lender.

         Eligible inventory schedules of Borrower for each month of each fiscal year of Borrower, within 20 days after the close of each such period In form and content acceptable to Lender.

     All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

     Additional information. Furnish such additional Information and statements, as Lender may request from time to time.

     Financial Covenants and Ratios. Comply with the following covenants and ratios:

          Working Capital Requirements.

          Minimum Income and Cash Flow Requirements. Maintain not less than the following Minimum Net Income level: N/A. Other Cash Flow requirements are as follows: N/A.

          Tangible Net Worth Requirements. Other Net Worth requirements are as follows: N/A.

          Operating Ratio Requirements. Borrower shall comply with the following operating ratio requirements:

          Expense Ratio Requirements. Borrower shall comply with the following expense ratio requirements:

     Other Requirements. Debt to Worth Ratio. Maintain on a consolidated basis a ratio of Total Liabilities (excluding the non-current portion of Subordinated Liabilities) to Tangible Net Worth not exceeding 3.25:1.0. "Total Liabilities" means the sum of current liabilities plus long term liabilities. "Tangible Net Worth" means the value of Borrower's total assets (Including leaseholds and leasehold improvements and reserves against assets but excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, and other like intangibles, and monies due from affiliates, officers, directors, employees, shareholders, members or managers of Borrower) less total liabilities, including but not limited to accrued and deferred income taxes, but excluding the non-current portion of Subordinated Liabilities. "Subordinated Liabilities" means liabilities subordinated to Borrower's obligations to Lender in a manner acceptable to Lender, In Its sole discretion.

     Debt Service Coverage Ratio. Maintain on a consolidated basis a Debt Service Coverage Ratio of at least 1.25:1.0. "Debt Service Coverage Ratio" means the ratio of Cash Flow to the sum of the current portion of long term debt and the current portion of capitalized lease obligations plus interest expense on all obligations. "Cash Flow" is defined as (a) net income, after income tax, (b) less income or plus loss from discontinued operations and extraordinary items, (c) plus depreciation, depletion, amortization and other non-cash charges, (d) plus interest expense on all obligations, and
     (e) minus dividends, withdrawals, and other distributions. This ratio will be calculated at the end of each reporting period for which Lender requires financial statements from Borrower, using the results of the twelve-month period ending with that reporting period. The current portion of long-term liabilities will be measured as of the date 12 months prior to the current financial statement.

     Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired In any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy;
     (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms, and in the amount and under the conditions set forth in those guaranties.

         Name of Guarantor                                              Amount

         Danzer Corporation                                           Unlimited

     Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

     Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

     Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

     Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, satisfactory to Lender, to protect Lender's interest.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES, If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand; or (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

     Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds If:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender~ (B) Borrower or any Guarantor dies, becomes incompetent or becomes Insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, In the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open In the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment Default. Borrower fails to make any payment when due under the Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

     Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

     Borrower. The word "Borrower" means Danzer Industries, Inc., and all other persons and entities signing the Note in whatever capacity.

     Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (1) $1,000,000.00 or (2) the sum of (a) 80.000% of the aggregate amount of Eligible Accounts (not to exceed in corresponding Loan amount based on Eligible Accounts $1,000,000.00), plus
     (b) 50.000% of the aggregate amount of Eligible Inventory (not to exceed in corresponding Loan amount based on Eligible inventory $1,000,000.00).

     Business Day. The words "Business Day" mean a day on which commercial banks are open in the State of Maryland.

     Collateral. The word "Collateral" means all properly and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

    Eligible Accounts. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

     (1) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

     (2)  Accounts with respect to which the Account  Debtor is a subsidiary of,
          or  affiliated  with  Borrower  or  its  shareholders,   officers,  or
          directors.

     (3) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

     (4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

     (5)  Accounts which are subject to dispute, counterclaim, or setoff.

     (6) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

     (7) Accounts with respect to which Lender, in its sale discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

     (8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or falls generally to pay its debts (including its payrolls) as such debts become due.

     (9) Accounts which have not been paid in full within 90 days from the invoice date.

     Eligible Inventory. The words "Eligible Inventory" mean at any time, all of Borrower's inventory as defined below except:

     (1) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.

     (2) Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

    GAAP. The word "GAAP" means generally accepted accounting principles.

    Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, and their personal representatives, successors and assigns.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Loan.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations.

     Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

     Lender. The word "Lender" means Bank of America, NA, its successors and assigns.

     Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means (i) the Note executed by Borrower in the principal amount of $1,000,000.00 dated August 15. 2001. (ii) any other promissory note, credit agreement or letter of credit agreement now or hereafter executed by Borrower in favor of Lender with respect to the Indebtedness, including without limitation those promissory notes, credit agreements and letter of credit agreements described on any schedule or exhibit attached to this Agreement from time to time, and (iii) any renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for any of the foregoing.

     Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure Indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) Liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     Primary Credit Facility. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment Intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. This BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED AUGUST 16,2001. THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

DANZER INDUSTRIES, INC.

By:                               (Seal)     By:                         (Seal)
   -------------------------------              ------------------------------
    Of Danzer Industries, Inc.                    of Danzer Industries, Inc.

LENDER:


BANK OF AMERICA, NA.


By:                                                    (Seal)
   ----------------------------------------------------
     Authorized Signer

                          COMMERCIAL SECURITY AGREEMENT


Grantor: Danzer Industries, Inc.      Lender:  Bank of America, NA.
         17500 York Road                       c/o MD Commercial Loan Processing
         Hagerstown, MD 21740                  NC1-014-13-02
                                               10 Light Street
                                               Baltimore, MD 21202-1435


THIS COMMERCIAL SECURITY AGREEMENT dated August 15, 2001, is made and executed between Danzer Industries, Inc. ("Grantor") and Bank of America, NA. ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the indebtedness and performance of all other obligations under the Note and this
Agreement:

         All Inventory and Accounts

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         (A) All accessions, attachments, accessories, tools, parts, supplies, replacements and additions to any of the collateral described herein, whether added now or later.

         (B) All products and produce of any of the property described in this Collateral section.

         (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

         (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

         (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth In Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

CROSS--COLLATERALIZATION. In addition to the Note, this Agreement secures the following described additional indebtedness: All obligations, debts and liabilities, including any swap, option or forward obligations, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any other party to this Agreement or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower or any other party to this Agreement may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

     Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security Interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's Interest upon any and all chattel paper If not delivered to Lender for possession by Lender. This Is a continuing Security Agreement and will continue In effect even though all or any part of the indebtedness Is paid In full and even though for a period of time Granter may not be indebted to Lender.

     Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change In Grantor's assumed business name(s); (3) change In the management of the Corporation Grantor; (4) change In the authorized signer(s); (5) change In Grantor's principal office address; (6) change In Grantor's state of organization; (7) conversIon of Grantor to a new or different type of business entity or (8) change In any other aspect of Grantor that directly or Indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor Is a party, and Its certificate or articles of Incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable In accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any Account becomes subject to a security interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

     Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

     Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Maryland, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

     Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor Is not in default under this Agreement, Grantor may soil inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

     Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

     Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and at claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks Insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis acceptable to Lender and issued by a company or companies acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the Insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time falls to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor falls to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the lnsurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security Interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor falls to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security Interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand; or
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment Default. Grantor falls to make any payment when due under the indebtedness.

     Other Defaults. Grantor falls to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

     Default In Favor of Third Parties. Should Grantor or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's or any Grantor's ability to repay the indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, In an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to Guarantor of any of the indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Maryland Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all Certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. Without notice to Grantor, Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness and Grantor hereby consents to the appointment of such a receiver. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount and whether or not such receivership is incidental to a proposed sale of the Collateral or otherwise. Employment by Lender shall not disqualify a person from serving as a receiver.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, Instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described In this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

GRANTORS PLACE(S) OF BUSINESS AND LOCATION(S) COLLATERAL. All of Grantor's place(s) of business and/or location(s) where collateral are or will be kept are as follows: 17500 York Road, Hagerstown, Maryland 21740.

ADDITIONAL DEFAULTS. Each of the following shall constitute an event of default ("Event of Default") under this Agreement:

Event of Default Under Related Documents. A default or event of default occurs under the terms of any Related Document executed by Borrower or any guarantor, pledgor, accommodation party or other obligor.

Revocation or Termination of Trust. If any Borrower, grantor, guarantor, pledgor, accommodation party or other obligor on the indebtedness secured hereunder or any of the related documents is a trust or the trustee(s) of a trust, such trust is revoked or otherwise terminated or all or a substantial part of such trust's assets are distributed or otherwise disposed of, or in the case of a revocable trust, the grantor of such trust dies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Grantor agrees that if Lender hires an attorney to help enforce this Agreement, Grantor will pay, subject to any limits under applicable law, Lender's attorneys' fees and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation additional legal expenses for bankruptcy proceedings.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Maryland. This Agreement has been accepted by Lender in the State of Maryland.

     Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the City of Baltimore, State of Maryland.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender In any instance shall not constitute continuing Consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, if hand delivered, when actually received by telefacsmile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mall, as first class, certified or registered and postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance, if feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the indebtedness.

     Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's indebtedness shall be paid in full.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Grantor (or to a third party grantor acceptable to Lender).

     Agreement. The word Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Borrower. The word "Borrower" means Danzer Industries, Inc., and all other persons and entities signing the Note in whatever capacity.

     Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

     Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     Grantor. The word "Grantor" means Danzer Industries, Inc..

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the indebtedness.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the Indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other Indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations..

     Lender. The word "Lender" means Bank of America, N.A., its successors and assigns.

     Note. The word "Note" means (i) the Note executed by Borrower in the principal amount of $1,000,000.00 dated August 15. 2001, (ii) any other promissory note, credit agreement or letter of credit agreement now or hereafter executed by Borrower in favor of Lender with respect to the Indebtedness, including without limitation those promissory notes, credit agreements and letter of credit agreements described on any schedule or exhibit attached to this Agreement from time to time, and (iii) any renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for any of the foregoing.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 15, 2001. THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.


GRANTOR:


DANZER INDUSTRIES, INC.

By:                             (Seal)      By:                          (Seal)
   -------------------------------            -------------------------------
   of Danzer Industries, Inc.                   of Danzer Industries, Inc.

                                 PROMISSORY NOTE

                                                               Customer # _____

Date _________ [ ] New  [ ] Renewal Amount ________  Maturity Date ____________

Lender:                                        Borrower:

Bank of America, N.A.                            Danzer Industries, Inc.
Banking Center:                                  17500 York Road
                                                 Hagerstown, MD 21740
      Western Maryland Commercial
      1070 W. Patrick Street
      Frederick, MD 21703-3963

      County:   Frederick County, MD             County: Washington County, MD


        FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Lender, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Lender, the principal amount of One Million and No/100 Dollars ($1,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate (the "Rate"), and in accordance with the payment schedule, indicated below.

        (This Note contains some provisions preceded by boxes. If a box is marked, the provision applies to this transaction; if it is not marked, the provision does not apply to this transaction.

     1.   Rate.

          LIBOR  Daily  Floating  Rate.  The Rate per year shall be equal to the
          LIBOR Daily Floating Rate, plus 320 basis points (that is, an additional 3.2%), per annum. The "LIBOR Daily Floating Rate" is a fluctuating rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one month London interbank offered rate for deposits in United States Dollars at approximately 11:00 am. (London time) on the second preceding business day, as adjusted from time to time in Lender's sole discretion for then-applicable reserve requirements, deposits insurance assessment rates and other regulatory costs (the "Index"). If for any reason such rate is not available, the term "LIBOR Daily Floating Rate" shall mean the fluctuating rate of interest (rounded upwards, if necessary to the nearest 1/100 of %) appearing on Reuters Screen LIBO Page as the one month London interbank offered rate for deposits in United States Dollars at approximately 11:00 a.m. (London time) on the second preceding business day, as adjusted from time to time in Lender's sole discretion for then-applicable reserve requirements, deposits insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO page, then applicable rate shall be the arithmetic mean of all such rates. Any change in the rate will take effect on the date of such change in the Index as indicated on Telerate Page 3750. Interest will accrue on any non-banking date at the rate in effect on the immediately preceding banking day.

          Notwithstanding any provision of this Note, Lender does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Maryland; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Lender.

     2. Accrual Method. Unless otherwise indicated, Interest at the Rate set forth above, will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder). If interest is not to be computed using this method, the method shall be: N/A. ---

     3. Rate Change Date. Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. If the Rate is to change on any other date or at any other interval, the change shall be: N/A. In the event any index is discontinued, Lender shall substitute an index determined by Lender to be --- comparable, in its sole discretion.

     4. Payment Schedule. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Lender shall determine at its option.

          Monthly Interest Plus Principal Payments. Interest on the outstanding principal balance hereunder, from and after the date of this Note, shall be paid monthly, commencing on the ____day of _______,2002, and continuing on the day of each successive month thereafter, with a final payment of all unpaid interest at the stated maturity of this Note. Payments of principal, in addition to the aforesaid interest payments, shall be paid in consecutive monthly installments in the amount of Five Thousand Five Hundred Fifty-Five Dollars and no/Dollars ($5,555.00) each, commencing on the ____ day of ____________, 2002, and continuing on the ______ day of each successive month thereafter, with a final payment of the entire principal balance and all unpaid interest at the stated maturity of this Note.

          Balloon Payment at Stated Maturity. Unless sooner paid, the entire outstanding principal balance hereunder and all accrued interest thereon, and all other sums owing hereunder and under the hereinafter described Loan Documents shall be fully due and payable in the form of a BALLOON payment on the ____ day of ________, 2006 (the "stated maturity").

     5.   Revolving Feature. Not Applicable.

     6.   Automatic Payment.

          [ ] Borrower has elected to authorize Lender to effect payment of sums due under this Note by means of debiting Borrower's account number __________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Lender fails to debit the account.

     7. Waivers, Consents and Covenants. Borrower, any indorser, or guarantor hereof or any other party hereto (individually an `Obligor' and collectively `Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Lender, including, but not necessarily limited to, the loan documents described in paragraph 17. below (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Lender of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Lender, or any indulgence shown by Lender without notice to or further assent from any of Obligors). and agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or de tense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Lender's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in the amount of 15% of the principal amount of this Note, or such greater amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

     8. Prepayments. Prepayments may be made in whole or in part at any time on any principal amounts for which the interest rate is based on the Prime Rate or any other fluctuating interest rate or index which may change daily. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Lender shall determine in its sole discretion. No prepayment of any other principal amounts shall be permitted without the prior written consent of Lender. Notwithstanding such prohibition, if there is a prepayment of any such principal, whether by consent of Lender, or because of acceleration or otherwise, the prepayment shall be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee. The prepayment fee shall be in an amount sufficient to compensate Lender for any loss, cost or expense incurred by it as a result of the prepayment, including any loss of anticipated profits and any loss or expense rising from the liquidation or reemployment of funds obtained by it to maintain the credit or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by Lender in connection with the foregoing. For purposes of this paragraph, Lender shall be deemed to have funded the credit by a matching deposit or other borrowing in the applicable interbank market, whether or not the credit was in fact so funded.

     9. Delinquency Charge. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

     10. Events of Default. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Lender, or to any affiliate or subsidiary of Bank of America Corporation, whether under this Note or any Loan Documents, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any Obligor to any other party; (c) the death of any Obligor (if an individual); (d) the resignation or withdrawal of any partner or a material owner/guarantor of Borrower, as determined by Lender in its sole discretion; (e) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of anv Obligor with or into another entity; (f) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor;
          (g) the determination by Lender that any representation or warranty made to Lender by any Obligor in any Loan Documents or otherwise is or was, when it was made, untrue or materially misleading; (h) the failure of any Obligor to timely deliver such financial tax returns, other statements of condition or other information, as Lender shall request from time to time; (i) the entry of a judgment against any Obligor which Lender deems to be of a material nature in Lender's sole discretion; (j) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (k) the determination by Lender that it is insecure for any reason; (l) the determination by Lender that a material adverse change has occurred in the financial condition of any Obligor; (m) the failure of Borrower's business to comply with any law or regulation controlling its operation. As used in this Note, in addition to the amounts evidenced by this Note, the term "indebtedness" shall include, but shall not be limited to, all obligations of the Borrower under any Swap Contract executed in connection with the loan evidenced by this Note. "Swap Contract" means any document, instrument or agreement between Borrower and the Lender or any affiliate of the Lender, now existing or entered into in the future, relating to an interest rate swap transaction, forward rate transaction, interest rate cap, floor or collar transaction, any similar transaction, any option to enter into any of the foregoing, and any combination of the foregoing, which agreement may be oral or in writing, including, without limitation, any master agreement relating to or governing any or all of the foregoing and any related schedule or confirmation, each as amended from time to time.

     11. Remedies upon Default. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be Increased at Lender's discretion up to the maximum rate allowed by law, or if none, 25% per annum (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Lender's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the
          Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Lender is hereby authorized at any time to set off and charge against any deposit accounts of any Obligor, as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, without notice or demand, any and all obligations due hereunder. Additionally. Lender shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

          DEBTOR AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY CO!JRT OF RECORD IN THE UNITED STATES TO APPEAR ON BEHALF OF DEBTOR IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OR PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST DEBTOR IN FAVOR OF THE HOLDER OF THIS AGREEMENT IN THE FULL AMOUNT DUE UNDER THIS AGREEMENT (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF DEBTOR FOR PRIOR HEARING. DEBTOR AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. DEBTOR WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON DEBTOR ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST DEBTOR SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

     12. Non-waiver. The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender. The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Obligor to Lender in any other respect at any other time.

     13.  Applicable Law, Venue and  Jurisdiction.  This Note end the rights and
          obligations   of  Borrower  and  Lender  shall  be  governed  by  and
          interpreted in accordance with the law of the State of Maryland. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Maryland or the United States located within the State of Maryland and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

     14. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as It may apply to other persons or circumstances.

     15. Waiver of Jury Trial. Obligors waive trial by jury in any action or proceeding to which Obligors and Lender may be parties, arising out of, in connection with or in any way pertaining to, this Note or the Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by Obligors.

     16.  Binding  Effect.  This  Note  shall be  binding  upon and inure to the benefit of Borrower, Obligors and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Lender.

     17. Loan Documents. This Note is secured by and is related to, guaranteed by. and/or executed in connection with certain Loan Documents as described above, including, but not necessarily limited to. the following, all as the same may be amended, restated, supplemented, or otherwise modified from time to time: (a) This Note; and

               (b) A certain Deed of Trust, Assignment and Security Agreement of even date herewith by the Borrower in favor-of PRLAP, Inc., Trustee for the Lender, to be recorded among the Land Records of Washington County, Maryland, encumbering certain real property owned by the Borrower, securing, among other things, payment of this Note (the "Deed of Trust"); and

               (c) A certain Continuing and Unconditional Guaranty of even date herewith by Danzer Corporation, a New York corporation, in favor of the Lender, guaranteeing, among other things, the payment of this Note (the "Guaranty"); and

               (d) Certain UCC-1 Financing Statements by the Borrower in favor of the Lender, which are being filed with the Land Records of Washington County, Maryland and the Financing Statement Records of the Maryland State Department of Assessments and Taxation, in order to perfect the Lender's security interest in certain personal property of the Borrower being pledged under the Deed of Trust (the "Financing Statements"); and

               (e) Any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrower, any Obligor and/or any other person, singularly or jointly with `any other person, evidencing, securing, guaranteeing, or in connection with this Note or the principal sum evidenced hereby.

     Borrower represents to Lender that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by all terms and conditions of this Note, and hereby executes this Note intending to create an instrument executed under seal.

     NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS'THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS.

                              Corporate or Partnership Borrower

                              DANZER INDUSTRIES INC.

                             By:                                     (Seal)
                                -------------------------------------

                               Name: Mark D. McGlaughlin

                              Title: Vice President and Chief Financial Officer



                                 --------------------------------------
                             Attest (If Applicable)


                            (Corporate Seal)


       The undersigned corporation, by the signature of its duly authorized officer hereby sets forth its signature below, for the purpose of acknowledging and agreeing to the terms and provisions set forth in this Note, as a guarantor of the Note pursuant to the terms of the Guaranty described above, and hence, as an "Obligor", as such term is defined in this Note.


                               Corporate or Partnership Guarantor

                               DANZER CORPORATION

                             By:                                     (Seal)
                                -------------------------------------

                             Name:
                               --------------------------------------

                             Title:
                                -------------------------------------

                             Attest (If Applicable)


                             (Corporate Seal]

                               COMMERCIAL GUARANTY


Borrower: Danzer Industries, Inc.      Lender: Bank of America, NA.
          17500 York Road                      c/o MD Commercial Loan Processing
          Hagerstown, MD 21740                 NC1-014-13-02
                                               10 Light Street
                                               Baltimore, MD 21202-1435

Guarantor:     Danzer Corporation
               17500 York Road
               Hagerstown, MD 21740

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, Danzer Corporation ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Bank of America, NA. ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of Danzer Industries, Inc. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation Is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness Incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after Guarantor's death or Incapacity, regardless of Lender's actual notice of
Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of indebtedness, even to zero dollars ($0.00), prior to Guarantor's written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the indebtedness;
(C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fall or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or quality in any way the terms of this Guaranty (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of Its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

     Annual Statements. As soon as available, but in no event later than ninety
     (90) days after the end of each fiscal year, Guarantor's balance sheet and income statement for the year ended, reviewed by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true end correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

In addition to the waivers set forth above, if now or hereafter Borrower is or shall become insolvent and the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (1) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the indebtedness; (2) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (3) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any Collateral for the Indebtedness; or (4) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations. Guarantor acknowledges and agrees that Guarantor's obligations under this Guaranty shall apply to and continue with respect to any amount paid to Lender which is subsequently recovered from Lender for any reason whatsoever (including without limitation as a result of bankruptcy, insolvency or fraudulent conveyance proceeding), notwithstanding the fact that all or a part of the Indebtedness may have been previously paid, or this Guaranty may have been terminated, or both.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

Guarantor's Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Right of Setoff. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

Subordination of Borrower's Debts to Guarantor. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which It may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

CONFESSED  JUDGMENT,  UPON THE  OCCURRENCE  OF A  DEFAILT  ON THE  INDEBTEDNESS,
GUARANTOR HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR GUARANTOR IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST GUARANTOR IN FAVOR OF LENDER FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS GUARANTY, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY GUARANTOR TO LENDER UNDER THE TERMS OF THIS GUARANTY OR ANY OTHER AGREEMENT, DOCUMENTS, INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY THIS GUARANTY, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS GUARANTY AND INTEREST THEN DUE HEREUNDER.

Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Guaranty shall be a sufficient warrant.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

     Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Guarantor agrees that if Lender hires an attorney to help enforce this Guaranty, Guarantor will pay, subject to any limits under applicable law, Lender's attorneys' fees and all of Lender's other collection expenses, whether or not there is a lawsuit and Including without limitation additional legal expenses for bankruptcy proceedings.

     Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

     Governing Law. This Guaranty will be governed by, construed and enforced in accordance with federal law and the laws of the State of Maryland. This Guaranty has been accepted by Lender in the State of Maryland.

     Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of the City of Baltimore, State of Maryland.

     Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to Interpret the terms of this Guaranty. Guarantor hereby indemnities and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

     Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, if hand delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Borrower. The word "Borrower" means Danzer industries, Inc., and all other persons and entities signing the Note in whatever capacity.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     Guarantor. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Danzer Corporation.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Indebtedness. The word Indebtedness means Borrower's indebtedness to Lender as more particularly described In this Guaranty.

     Lender. The word tender" means Bank of America, NA, its successors and assigns.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other Instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFALLT ON THE INDEBTEDNESS, GUARANTOR HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR GUARANTOR IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST GUARANTOR IN FAVOR OF LENDER FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS GUARANTY, AIL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY GUARANTOR TO LENDER UNDER THE TERMS OF THIS GUARANTY OR ANY OTHER AGREEMENT, DOCUMENTS, INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY THIS GUARANTY, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS GUARANTY AND INTEREST THEN DUE HEREUNDER.

Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States or of any state or possession of the United States now In force and which may hereafter be enacted. The authority and power to appear for and enter Judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any Imperfect exercise thereof and shall not be extinguished by any Judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different Jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Guaranty shall be a sufficient warrant.

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL GUARANTY AND GUARANTOR AGREES TO ITS TERMS. THIS COMMERCIAL GUARANTY IS DATED AUGUST 15, 2001. THIS GUARANTY IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS GUARANTY IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GUARANTOR:


DANZER CORPORATION

By:_______________________________(Seal)         _________________________(Seal)

   ------------------------------------          -------------------------------
    of Danzer Corporation                        of Danzer Corporation

Corporate Acknowledgement

State of  _____________________     )
                                    )
County of ____________________      )

This instrument was acknowledged before me on ______________________________, by ________________________________, ______________ of ___________________________,
a ______________ corporation, on behalf of said corporation.



                            Notary Public in and for the State of _____________

                            -------------------------------------------
                              Notary Signature

                             -------------------------------------------
                              (Print Name of Notary)

                              ------------------------------------------
                              My Commission Expires

                                 DEED OF TRUST,
                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT (hereinafter referred to as "Deed of Trust") is made this ___ day of ___________, 2002, by Danzer Industries, Inc., a Maryland corporation (hereinafter referred to as "Grantor"), to PRLAP, Inc., as Trustee (herein referred to as the "Trustee"), and Bank of America, N.A., (herein referred to as the "Lender")

                                    RECITALS

         1. The Lender is making a certain term loan (the "Term Loan") to the Grantor in the principal amount of ONE MILLION DOLLARS ($1,000,000.00). The Term Loan shall be evidenced by a certain Promissory Note of even date herewith by the Grantor in favor of the Lender in the original principal amount of ONE MILLION DOLLARS ($1,000,000.00) ("Note #1").

         2. The Lender is also providing a certain line of credit (the "Line of Credit") to the Grantor in the maximum principal amount at any one time outstanding of ONE MILLION DOLLARS ($1,000,000.00). The Line of Credit shall be evidenced by a certain Promissory Note of even date herewith by the Grantor in favor of the Lender in the face amount of ONE MILLION DOLLARS ($1,000,000.00) ("Note #2").

         3. In consideration of the making by the Lender of the Loan and the Line of Credit (with the Loan and the Line of Credit being hereinafter sometimes collectively called the "Loans"), the Lender has required that the Grantor, among other things, execute and deliver this Deed of Trust, Assignment and Security Agreement as security for the payment and performance of all of the Grantor's obligations to the Lender under Note #1 and Note #2 (collectively the "Notes"), and the other Loan Documents described therein.

         4. Upon default in any of the provisions set forth in the Notes or any other document evidencing or securing the Loans and the failure of the Grantor to cure the same pursuant to the terms of the Notes, this Deed of Trust, Assignment and Security Agreement and the other Loan Documents, at the option of the Lender, shall be deemed in default and shall be subject to foreclosure upon the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

         Article I. Definitions, Rules of Construction.
                    ----------------------------------

         Section 1.01. Definitions. As used in this Deed of Trust, Assignment and Security Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the meanings indicated:

     "Accounts" means all accounts of the Grantor within the meaning of the Uniform Commercial Code of the State derived from or arising out of the use, occupancy or enjoyment of the Property or for services rendered therein or thereon.

     "Additions"  means  any  and all  alterations,  additions,  accessions  and
improvements   to   property,   substitutions   thereof  or,  and  renewals  and
replacements thereof.

     "Beneficiary" means the Lender and its successors and assigns.

     "Casualty" means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Property.

     "Claim" means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including without limitation, fees, costs and expenses of attorneys, consultants, contractors and experts.

     "Condemnation" means any taking of title, of use, or of any other property interest under the exercise of the power of eminent domain, whether temporarily or permanently, by any Governmental Authority or by any Person acting under Governmental Authority.

     "Condemnation Awards" means any and all judgments, awards of damages (including, but not limited to, severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

     "Contracts of Sale" means any contracts for the sale of all or any part of the Property or any interest therein, whether now or hereafter executed, including, without limitation, all of the Proceeds thereof, any funds deposited thereunder to secure performance by the purchasers of their obligations.

     "Deed of Trust" means this Deed of Trust, Assignment and Security Agreement executed by the Grantor for the benefit of the Beneficiary, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

     "Default" means an event which, with the giving of Notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Deed of Trust.

     "Encumbrance" means any Lien, easement, right of way, roadway (public or private), common area, condominium regime, cooperative housing regime, restrictive covenant, Lease or other matter of any nature that would affect title to the Property.

     "Environmental Assessment" means a report of an environmental assessment of the Property of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as the Beneficiary may request, prepared by a recognized environmental consulting firm acceptable to the Beneficiary in all respects and sufficient in detail to comply with the Beneficiary's established guidelines and the guidelines of any appropriate Governmental Authority.

     "Environmental Requirement" means any Law or other agreement or restriction, whether public or private (including but not limited to any condition or requirement imposed by any insurer or surety company), now existing or hereafter created, issued or enacted and all amendments thereto, modifications thereof and substitutions therefor, which in any way pertains to human health, safety or welfare, Hazardous Materials, Hazardous Materials Contamination or the environment (including but not limited to ground, air, water or noise pollution or contamination, and underground or above ground tanks) and shall include without limitation, the Resource Conservation and Recovery Act (the Solid Waste Disposal Act), 42 U.S.C.ss. 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss. 9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq.; and the Safe Drinking Water Act, 42 U.S.C.ss.300f et seq.

     "Equipment" means all building materials, fixtures, equipment and other tangible personal property of every kind and nature whatsoever (other than consumable goods, and trade fixtures or other personal property owned by tenants occupying the Improvements), now or hereafter located or contained in or upon, or attached to, the Real Property, whether now owned or hereafter acquired by the Grantor; together with all Additions to the Equipment and Proceeds thereof.

     "Event of Default" means the occurrence of any one or more of the events specified in Article VI of this Deed of Trust and the continuance of such event beyond the applicable cure periods, if any, set forth in Article VI.

     "Expenses" means all costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by the Beneficiary or the Trustee in exercising or enforcing any rights, powers and remedies provided in this Deed of Trust or any of the other Loan Documents, including, without limitation, attorney's fees, court costs, receiver's fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

     "Governmental Authority" means any governmental or quasi-governmental entity, including, without limitation, any department, commission, board, bureau, agency, administration, service or other instrumentality of any governmental entity.

     "Hazardous Materials" means any and all hazardous or toxic substances, wastes or materials which, because of their quantity, concentration, or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard or nuisance to human health, safety or welfare or to the environment when used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled, including without limitation, any substance, waste or material which is or contains asbestos, radon, polychlorinated biphenyls, urea formaldehyde, explosives, radioactive materials or petroleum products.

     "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Deed of Trust) of the improvements, facilities, soil, ground water, air or other elements on, in or constituting a part of, the Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, ground water, air or other elements on, in or constituting a part of, any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Property.

     "Improvements" means all buildings, structures and other improvements now or hereafter existing, erected or placed on the Land, or in any way used in connection with the use, enjoyment, occupancy or operation of the Land.

     "Land" means the land described in EXHIBIT A attached hereto, together with
(a) all estates, title interests, title reversion rights, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, gaps, gores, liberties, privileges, water rights, water courses, alleys, streets, passages, ways, vaults, licenses, tenements, franchises, hereditaments, appurtenances, easements and other rights, now or hereafter owned by the Grantor and belonging or appertaining to the Land, (b) all Claims whatsoever of the Grantor with respect to the Land, either in law or in equity, in possession or in expectancy, and (c) all estate, right, title and interest of the Grantor in and to all streets, roads and public places, opened or proposed, now or hereafter adjoining or appertaining to, the Land.

     "Laws" means federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

     "Leases" means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property, together with all options thereof or, amendments thereto and renewals, modifications and guarantees thereof, including, without limitation, any cash or securities deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or securities are to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due.

     "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Loan Documents" means this Deed of Trust, the Notes, and all of those documents described as "Loan Documents" in the Notes, and any and all other documents which the Grantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

     "Net Proceeds", when used with respect to any Condemnation Awards or insurance proceeds allocable to the Property, means the gross proceeds from any Casualty or Condemnation remaining after payment of all expenses (including attorneys' fees) incurred in the collection of such gross proceeds.

     "Notice" means a written communication delivered by hand, or sent by overnight courier, or by certified or registered mail, postage prepaid, return receipt requested, to the Person to whom such communication is to be given, at the following addresses:

         Lender:                      Bank of America, N.A.
                                      1070 West Patrick Street
                                      Frederick, Maryland 21703
                                      Attn: Richard C. Marshall, III

         Grantor:                     Danzer Industries, Inc.
                                      17500 York Road
                                      Hagerstown, Maryland 21740

         Trustee:                     PRLAP, Inc.
                                      c/o 1400 Best Plaza Drive
                                      Richmond, Virginia 23227

or at such other address as any party shall have notified the others of in the manner set forth in this definition.

     "Obligations" means all present and future debts, obligations and liabilities of the Grantor to the Beneficiary and the Trustee arising pursuant to, and/or on account of the provisions of this Deed of Trust, the Notes, any of the other Loan Documents, including, without limitation, (a) the obligation to pay all principal (including, again without limitation, any principal advanced after the date of this Deed of Trust and any principal that is repaid and re-advanced), interest, late charges and prepayment premiums (if any) due at any time under the Notes, and (b) the obligation to pay all Expenses, indemnification payments and other sums due at any time under this Deed of Trust together with interest thereon as provided in Section 4.19, and (c) the obligation to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which the Grantor is required by this Deed of Trust and any of the other Loan Documents, to perform, observe or comply with, and (d) any and all Hedge Obligations.

     "Permitted Encumbrances" means (a) the Encumbrances set forth in the Commitment for Title Insurance No. NB2-2043 issued on June 28, 2001, to the Lender by Chicago Title Insurance Company, as updated to the date of this Deed of Trust, (b) this Deed of Trust, (c) any Leases so long as such Leases are subject and subordinate to this Deed of Trust and otherwise comply with the terms of this Deed of Trust, (d) liens for Property Assessments which are either
(i) not delinquent, or (ii) being contested in accordance with the provisions of
Section 4.20, and (e) other liens in favor of Lender.

     "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, any Governmental Authority or any other entity.

     "Personalty" means all of the Grantor's interest in personal property of any kind or nature whatsoever, whether tangible or intangible and whether now owned or hereafter acquired, which is used in the construction of, or is placed upon, or is derived from or used in connection with the maintenance, use, occupancy or enjoyment of, the Property, including, without limitation, (a) the Equipment, (b) the Accounts, (c) any franchise or license agreements and management agreements entered into with respect to the Property or the business conducted therein (provided all of such agreements shall be subordinate to this Deed of Trust, and the Beneficiary shall have no responsibility for the performance of the Grantor's obligations thereunder), and (d) all plans and specifications, contracts and subcontracts for the construction or repair of the Improvements, sewer and water taps, allocations and agreements for utilities, bonds, permits, licenses, guarantees, warranties, causes of action, judgments, Claims, profits, security deposits, utility deposits, refunds of fees or deposits paid to any Governmental Authority, letters of credit and policies of insurance; together with all Additions to the Personalty and Proceeds thereof.

     "Proceeds", when used with respect to any of the collateral described in this Deed of Trust, means all proceeds within the meaning of the Uniform Commercial Code of the State and shall also include the proceeds of any and all insurance policies.

     "Property" means the Land, the Improvements and the Personalty, and all Additions to, and Proceeds of, all of the foregoing.

     "Property Assessments" means all taxes, payments in lieu of taxes, water rents, sewer rents, assessments, condominium charges, maintenance charges and other governmental or municipal or public or private dues, charges and levies and any Liens (including federal tax liens) which are or may be levied, imposed or assessed upon the Property or any part thereof, or upon any Leases or any Rents, whether levied directly or indirectly or as excise taxes, as income taxes, or otherwise.

     "Real Property" means the Land and the Improvements, and all Additions to, and Proceeds of, each of the foregoing.

     "Reimbursement Rate" means a rate of interest equal at all times to the "Default Rate" set forth in the Notes. In the event the Notes do not contain a Default Rate, then the Reimbursement Rate shall be rate of interest otherwise set forth in the Notes, plus four percent (4%) per annum. If the Notes have conflicting rates of interest, the highest such rate of interest shall be applicable. Whenever this Deed of Trust provides for interest to be paid at the Reimbursement Rate, the Reimbursement Rate shall be calculated on the basis of the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which interest is accruing.

     "Rents" means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property, or arising from the use or enjoyment of the Property, or from any Lease or other use or occupancy agreement pertaining to the Property.

     "Swap Contract" means any document instrument or agreement between Grantor and Beneficiary or any affiliate of Beneficiary, now existing or entered into in the future, relating to an interest rate swap transaction, forward rate transaction, interest rate cap, floor or collar transaction, any similar transaction, any option to enter into any of the foregoing, and any combination of the foregoing, which agreement may be oral or in writing, including, without limitation, any master agreement relating to or governing any or all of the foregoing and any related schedule or confirmation, each as amended from time to time.

     "Swap Contract Obligations" means any and all obligations owing or incurred by the Grantor under any Swap Contract with respect to which there is a writing evidencing the parties' agreement that said Swap Contract shall be secured by this Deed of Trust.

     "State" means the State of Maryland.

     "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed on the Grantor or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

     "Transfer" means any direct or indirect sale, assignment, conveyance or transfer, including, without limitation, any contract or agreement to sell, assign, convey or transfer, whether made with or without consideration.

     "Trustee" means PRLAP, Inc. or its successors in trust who may be acting under and pursuant to this Deed of Trust from time to time.

     Section 1.02. Rules of Construction. The words "hereof", "herein", "hereunder", "hereto", and other words of-similar import refer to this Deed of
Trust in its  entirety.  The terms  "agree"  and  "agreements"  mean and include
"covenant" and "covenants". The headings of this Deed of Trust are for convenience only and shall not define or limit the provisions hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Land, Improvements, Personalty, Real Property or Property shall mean all or any portion of each of the foregoing, respectively, and (d) to Section numbers are to the respective Sections contained in this Deed of Trust unless expressly indicated otherwise. If the Grantor is two (2) or more Persons, the term "Grantor" shall also refer to all of the Persons signing this Deed of Trust as a Grantor, and to each of them, and all of them are jointly and severally bound, obligated and liable hereunder. The Trustee or the Beneficiary may release, compromise, modify or settle with any of the Grantor, in whole or in part, without impairing, lessening or affecting the obligations and liabilities of the others of the Grantor hereunder or under the Notes. Any of the acts mentioned aforesaid may be done without `the approval or consent of, or notice to, any of the Grantor.

         Article II. Granting Clauses; Condition of Grant. In order to secure the prompt payment and performance of the Obligations, the Grantor (a) grants, bargains, sells and conveys the Real Property unto the Trustee in trust for the benefit of the Beneficiary, to have and to hold the Real Property unto the Trustee in fee simple forever; provided that, the Grantor may retain possession of the Real Property until the occurrence of an Event of Default; and (b) grants the Beneficiary a lien on, and security interest in, the Personalty; and (c) unconditionally and absolutely assigns the Leases and Rents to the Beneficiary (but subject to the license for collection of Rents described in Section 4.14
(b)); and (d) assigns to, and grants the Beneficiary a security interest in, any Contracts of Sale; and (e) assigns to the Beneficiary all Condemnation Awards and any insurance proceeds payable with respect to any Casualty. If and when the Grantor has paid and performed all of the Obligations, the Trustee, upon request by the Beneficiary, will provide a release of this Deed of Trust to the Grantor. The Grantor shall be responsible for the recordation of such release and payment of any recording costs.

     Article  III.  Representations  and  Warranties.   The  Grantor  makes  the
following representations and warranties to the Beneficiary:

     Section 3.01. Organization, Power and Authority of the Grantor: Loan Documents. The Grantor (a) is a corporation duly organized, existing and in good standing under the laws of the State, and is duly qualified to do business and in good standing in all other states in which its properties are located (if different from the state of its formation) and in any other state in which the Grantor conducts business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents. The execution and delivery of, and the carrying out of the transactions contemplated by, the Loan Documents executed by the Grantor, and the performance and observance of the terms and conditions of such Loan Documents, have been duly authorized by all necessary corporate action of the Grantor. The Loan Documents to which the Grantor is a party constitute the valid and legally binding obligations of the Grantor and are fully enforceable against the Grantor in accordance with their respective terms.

     Section 3.02. Other Documents; Laws. The execution and performance of the Loan Documents executed by the Grantor and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the bylaws of the Grantor or any contract, other agreement, document or other instrument to which the Grantor is a party or by which the Grantor may be bound or affected, and do not and will not violate or contravene any Law to which the Grantor is subject.

     Section 3.03. Taxes. The Grantor has filed all federal, state, county and municipal Tax returns required to have been filed by the Grantor and has paid all Taxes which have become due pursuant to such returns or pursuant to any Tax assessments received by the Grantor.

     Section 3.04. Legal Actions. There are no (a) Claims pending or, to the best of the Grantor's knowledge and belief, threatened, against or affecting the Grantor, the Grantor's business or the Property, or (b) investigations at law or in equity, before or by any court or Governmental Authority, pending or, to the best of the Grantor's knowledge and belief, threatened, against or affecting the Grantor, the Grantor's business or the Property. The Grantor is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting the Grantor or the Property.

     Section 3.05. Nature of Loans: Usury; Disclosures. The Loans are being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate of interest charged on the Loans does not, and will not, violate any usury Law or interest rate limitation. The Loans are not subject to the federal Consumer Credit Protection Act (15 U.S.C.ss.1601 et. seq.) nor any other federal or state disclosure or consumer protection laws. The Grantor represents and warrants that this Deed of Trust is supported by valuable consideration and that the Grantor will benefit from the making of the Loans.

     Section 3.06. Trade Names. The Grantor engages in business under the name set forth at the beginning of this Deed of Trust, and does not use any other trade names.

     Section 3.07. Warranty of Title. The Grantor is (a) the owner of the fee simple legal title to the Real Property, (b) except for the Permitted Encumbrances, the owner of all of the beneficial and/or equitable interest in and to the Real Property, and (c) lawfully seized and possessed of the Real Property. The Grantor has the right and authority to convey the Real Property and does hereby warrant specially, and agrees to defend, the Real Property and the title thereto, whether now owned or hereafter acquired, against all Claims by any Person claiming by, through, or under the Grantor. The Real Property is subject to no Encumbrances other than the Permitted Encumbrances.

     Section 3.08. Property Assessments. The Real Property is assessed for purposes of Property Assessments as a separate and distinct parcel from any other property, such that the Real Property shall never become subject to the Lien of any Property Assessments levied or assessed against any property other than the Real Property.

     Section 3.09. Independence of the Real Property. No building or other improvements on property not covered by this Deed of Trust rely on the Real Property or any interest therein to fulfill any requirement of any Governmental Authority for the existence of such property, building or improvements; and none of the Real Property relies, or will rely, on any property not covered by this Deed of Trust or any interest therein to fulfill any requirement of any Governmental Authority. The Real Property has been properly subdivided from all other property in accordance with the requirements of any applicable Governmental Authorities.

     Section 3.10. Existing Improvements. Existing Improvements, if any, were constructed, and are being maintained, in accordance with all applicable Laws, including, without limitation, zoning Laws.

     Section 3.11. Personaltv. The Grantor has good title to the Equipment, and the Personalty is not subject to any Encumbrance other than the Permitted Encumbrances.

     Section 3.12. Leases, Rents, Contracts of Sale. The Leases, Rents and Contracts of Sale are not subject to any Encumbrance other than the Permitted Encumbrances.

     Section 3.13. Presence of Hazardous Materials or Contamination: Compliance With Environmental Requirements. To the best of the Grantor's knowledge and belief, (a) no Hazardous Materials are currently located on the Property, nor is the Property affected by any Hazardous Materials Contamination, (b) the Property has never been used as a manufacturing, storage, treatment, processing, recycling or disposal site for Hazardous Materials, and (c) no property in the vicinity of the Real Property has ever been used as a manufacturing, storage, treatment, processing, recycling or disposal site for Hazardous Materials, nor is any such property affected by Hazardous Materials Contamination. The present condition and uses of, and activities on, the Property do not violate any Environmental Requirement and the uses of the Property which the Grantor and each tenant and subtenant, if any, intend in the future to make of the Property comply and will comply with all applicable Environmental Requirements. Neither the Grantor, nor to the Grantor's knowledge, any tenant or subtenant, has obtained or is required to obtain any permit or other authorization to construct, occupy, operate, use or conduct any activity on, the Property by reason of any Environmental Requirement. The Grantor has received no notice, and is not aware, of any Claim involving a violation of any Environment Requirement with respect to the Property or any parcel in the vicinity of the Real Property or any operation conducted on the Property or on any parcel in the vicinity of the Real Property. There is no Environmental Requirement which requires any work, repair, construction, capital expenditure, or other remedial work of any nature whatsoever to be undertaken with respect to the Property.

          Section 3.14. Financial Statements. Any and all financial statements heretofore delivered by the Grantor and any other party or parties to the Beneficiary are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no material additional liabilities have been incurred by the Grantor or any such other party or parties since the date thereof other than the borrowings contemplated herein or as approved in writing by the Beneficiary.

          Article IV. Affirmative Covenants.
                      ---------------------

          Section 4.01. Obligations. The Grantor agrees to promptly pay and/or perform or cause to be paid and/or performed all of the Obligations, time being of the essence in each case.

          Section 4.02. Insurance. The Grantor shall maintain the following insurance at its sole cost and expense:


               (a) Insurance against Casualty to the Property under a policy or policies covering such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, damage from subsoil conditions, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism and malicious mischief. Unless otherwise agreed in writing by the Beneficiary, such insurance shall be for the greater of (i) the full insurable value of the Property, or (ii) the full aggregate principal amount of the Loans. The deductible amount under such policy or policies shall not exceed $5,000. No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise. The term "full insurable value" means the actual replacement cost of the Property (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items) . The "full insurable value" shall be determined from time to time at the request of the Beneficiary (but not more frequently than once every year except during the occurrence of an Event of Default) by an appraiser or appraisal company or one of the insurers, who shall be selected and paid for by the Grantor but subject to the Beneficiary's approval.

               (b) Comprehensive general public liability insurance for injuries to Persons and damage to property, in limits of not less than $1,000,000 for any one occurrence and $3,000,000 for the aggregate of all occurrences during any given annual policy period. Such insurance shall name the Beneficiary as an additional insured.

               (c) Workers' compensation insurance for all employees of the Grantor in such amount as is required by Law.

               (d) During any period of construction upon the Property, the Grantor shall maintain, or cause others to maintain, builder's risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for the full replacement cost of work in place and materials stored at or upon the Property.

               (e) If at any time the Property is in an area that has been identified as having special flood and mudslide hazards, and flood insurance is available in such area, the Grantor shall purchase and maintain a flood insurance policy in form and amount acceptable to the Beneficiary. In the event that the Property is not in an area having special flood and mudslide hazards, the Grantor shall deliver to the Beneficiary upon request evidence satisfactory to the Beneficiary stating that the Property is not in such a flood or mudslide hazard area.

               (f) Business interruption insurance in an amount acceptable to the Beneficiary.

               (g) The Grantor will obtain and keep in force such other and further insurance as may be required from time to time by the Beneficiary in order to comply with regular requirements and practices of the Beneficiary in similar transactions. Each policy of insurance shall (i) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Beneficiary and which are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding subsections (a), (d), (e) and (f), have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling the Beneficiary without contribution to collect any and all proceeds payable under such insurance, (iii) provide that such policy shall not be cancelled or modified without at least thirty (30) days prior written notice to the Beneficiary, and
          (iv) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Grantor which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to. Section 4.05, the Grantor shall promptly pay all premiums when due on such insurance and, not less than thirty (30) days prior to the expiration dates of each such policy, the Grantor will deliver to the Beneficiary a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Beneficiary. The Grantor will immediately give the Beneficiary Notice of any cancellation of, or change in, any insurance policy. The Beneficiary shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

     Section 4.03. Adiustment of Condemnation and Insurance Claims. The Grantor shall give prompt Notice to the Beneficiary of any Casualty or any Condemnation or threatened Condemnation. The Beneficiary is authorized, at its sole option, to commence, appear in and prosecute, in its own or the Grantor's name, any action or proceeding relating to any Condemnation or Casualty, and to settle or compromise any Claim in connection therewith. In such case, the Beneficiary may also deduct from any payment all of its Expenses. The Beneficiary agrees, however, that, so long as no Event of Default has occurred, it will not settle or compromise any such Claim without the prior written consent of the Grantor, which consent shall not be unreasonably withheld or delayed. If the Beneficiary elects not to adjust a Claim, the Grantor agrees to promptly pursue the settlement and compromise of the Claim subject to the Beneficiary's approval which will not be unreasonably withheld or delayed. If, prior to the receipt by the Beneficiary of any Condemnation Award or insurance proceeds, the Property shall have been sold pursuant to the provisions of Section 7.02, the Beneficiary shall have the right to receive such funds to the extent of (a) any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered or denied), and (b) necessary to reimburse the Beneficiary for its Expenses. The Grantor agrees to execute and deliver from time to time, upon the request of the Beneficiary, such further instruments or documents as may be requested by the Beneficiary to confirm the grant and assignment to the Beneficiary of any Condemnation Awards or insurance proceeds.

     Section 4.04. Application of Net Proceeds. Net Proceeds must be applied to either (a) the payment of the Obligations, or (b) the restoration of the Property. The Beneficiary shall determine, in its sole discretion, the manner in which Net Proceeds are to be applied. In the event that, and to the extent that, Net Proceeds are to be applied to the restoration of the Property, each of the following conditions must also be met and complied with:

          (a) An escrow account shall have been established with the Beneficiary composed of Net Proceeds, and, if necessary, additional deposits made by the Grantor, which, in the sole judgment of the Beneficiary, is sufficient to restore the Property to its use, value and condition immediately prior to the Casualty or Condemnation. The Beneficiary shall be entitled, at the expense of the Grantor, to consult such professionals as the Beneficiary may deem necessary, in its sole discretion, to determine the total costs of restoring the Property. No interest will be paid on funds in the escrow account. The Grantor hereby assigns to, and grants the Beneficiary a security interest in, such escrow account and the funds therein to secure the payment and performance of the Obligations.

          (b) All Leases must continue in full force and effect (subject to rent abatement during restoration as may be provided in the Leases) or, if terminated, the terminated Leases must have been replaced with Leases of equal quality in the reasonable judgment of the Beneficiary. Any tenant having the right to terminate its Lease due to the Casualty or Condemnation, and which has not exercised that right, shall have confirmed in writing to the Beneficiary its irrevocable waiver of such termination right.

          (c) Proceeds from rental loss or business interruption insurance, or both, or other moneys of the Grantor, must be available to the Grantor in such amounts as the Beneficiary, in its reasonable judgment, considers sufficient to pay the debt service under the Notes, and all Property Assessments, insurance premiums and other sums becoming due from the Grantor pursuant to this Deed of Trust and the Notes during the time required for restoration.

          (d) All restoration will be conducted under the supervision of an architect or engineer, or both, selected and paid for by the Grantor and approved in advance by the Beneficiary, and by a general contractor who shall be approved by the Beneficiary and shall have executed a fixed price contract.

          (e)  The  restoration   will  be  performed   pursuant  to  plans  and
     specifications approved by the Beneficiary.

          (f) If required by the Beneficiary at its sole option, the contractor or contractors responsible for the restoration shall have obtained payment and performance bonds from a corporate surety acceptable to the Beneficiary and naming the Beneficiary as dual obligee.

If any of the foregoing conditions are not satisfied, the Beneficiary may, in its sole discretion, apply Net Proceeds to the payment of the Obligations.

         If applied to restoration, Net Proceeds (and any other funds required to be deposited with the Beneficiary) shall be disbursed from time to time in accordance with the terms and conditions of the construction loan agreement most commonly used by the Beneficiary at the time of the Casualty or Condemnation for major commercial construction loans, and subject also to the following conditions (which shall control in the event of any conflict with the provisions of such construction loan agreement)

          (a) Restoration shall commence within thirty (30) days following receipt of the Net Proceeds by the Beneficiary and shall be completed within such time as may be determined by the Beneficiary in view of the extent of the Casualty or Condemnation but, in any event, shall be completed within a reasonable period after the date the Net Proceeds are received.

          (b) At the time of each disbursement, no Default shall have occurred.

          (c) Restoration shall be performed in accordance with the requirements of Section 5.04.

          (d) With respect to each disbursement and accompanying each request thereof or, there shall be delivered to the Beneficiary (i) a certificate addressed to the Beneficiary from the architect or engineer supervising the restoration stating that such disbursement is to pay the cost of restoration not paid previously by any prior disbursement, that all restoration completed to the date of such certificate has been completed in accordance with applicable Laws and the approved plans and specifications, and that the amount of such disbursement, together with all other disbursements, does not exceed ninety percent (90%) of the aggregate of all costs incurred or paid on account of work, labor or services performed on, and materials installed in, the Property at the date of such certificate, and (ii) evidence satisfactory to the Beneficiary that all Claims then existing for labor, services and materials have been paid in full or will be paid in full from the proceeds of the disbursement requested.

          (e) The final ten percent (10%) holdback shall be disbursed only upon delivery to the Beneficiary, in addition to the items required in paragraph
     (d) above, of the following:

               (i)   Final   waivers   of  Liens   from  all   contractors   and
          subcontractors.

               (ii) A certificate of the architect or engineer stating that the restoration has been completed in a good and workmanlike manner, in accordance with the plans and specification approved by the Beneficiary and in accordance with all applicable Laws.

               (iii) An estoppel affidavit from each tenant occupying or leasing space in the Property stating that its Lease is in full force and effect.

          (f) Immediately upon the occurrence of any Event of Default, the Beneficiary may apply Net Proceeds and any other sums deposited with the Beneficiary to the repayment of the Obligations.

     Section 4.05. Property Assessments; Escrow. (a) Unless an escrow account for payment of Property Assessments is created pursuant to subsection (C) below, the Grantor will (i) promptly pay in full and discharge all Property
Assessments, and (ii) exhibit to the Beneficiary, upon demand, the receipted bills for such Property Assessments prior to the day upon which the same shall become delinquent. Property Assessments shall be considered delinquent as of the first day any interest or penalties commence to accrue thereon.

          (b) In the event of the passage of any Law subsequent to the date of this Deed of Trust in any manner changing or modifying the Laws now in force governing the taxation of deeds of trust or debts secured by deeds of trust or the manner of collecting any such taxes so as to adversely affect the Beneficiary (including, without limitation, a requirement that internal revenue stamps be affixed to this Deed of Trust or any of the other Loan Documents), the Grantor will promptly pay any such tax. If the Grantor fails to make such prompt payment, or if any Law prohibits the Grantor from making such payment or would penalize the Beneficiary if the Grantor makes such payment, then the entire unpaid balance of the obligations shall, without Notice, immediately become due and payable at the sole option of the Beneficiary. In no event, however, shall any income taxes of the Beneficiary or franchise taxes of the Beneficiary measured by income, or taxes in lieu of such income taxes or franchise taxes, be required to be paid by the Grantor.

          (c) During the occurrence of an Event of Default hereunder, upon demand by the Beneficiary, the Grantor shall pay to the Beneficiary monthly, on any date selected by the Beneficiary, such amount as the Beneficiary from time to time estimates will generate sufficient funds to pay all Property Assessments and premiums for the insurance required by
     Section 4.02 prior to the date such Property Assessments or insurance premiums next become due. The Beneficiary's estimates shall be based on the amounts actually payable or, if unknown, on the amounts actually paid for the year preceding that for which such payments are being made. Any deficiencies shall be promptly paid by the Grantor to the Beneficiary on demand. The Grantor shall transmit bills for the Property Assessments and insurance premiums to the Beneficiary as soon as received. When the Beneficiary has received from the Grantor, or on its account, funds sufficient to pay the same, the Beneficiary shall, except as provided below, pay such bills. Payments for such purposes may be made by the Beneficiary at its discretion even though subsequent owners of the Property may benefit thereby. Upon foreclosure or release of this Deed of Trust or, to the extent permitted by Law, upon the occurrence of an Event of Default, the Beneficiary may apply any sums so deposited to the payment of the Obligations. If from time to time funds are accumulated under the terms of this Section in excess of the amount needed to pay the Property Assessments and such insurance premiums, the Grantor at least annually shall be given the option of (i) receiving a refund of the excess funds, (ii) applying the excess funds to the payment of the Obligations (provided prepayment is then permitted without penalty pursuant to the Notes), or (iii) permitting the excess funds to remain in the escrow account established pursuant to this Section. If the Grantor fails to give Notice to the Beneficiary of its intent with respect to the application of the excess funds as provided in this Section within sixty (60) days from the date the Beneficiary mailed notice of the accumulation of the excess funds, the Beneficiary shall promptly return the excess funds to the Grantor. Within sixty (60) days after receipt from the Grantor of a Notice requesting a refund, the Beneficiary shall also return excess funds to the Grantor.

     Section 4.06. Compliance with Laws. The Grantor will comply with and not violate, and cause to be complied with and not violated, all present and future Laws applicable to the Property and its use and operation.

     Section 4.07. Maintenance and Repair of the Property. The Grantor, at the Grantor's sole expense, will (a) keep and maintain the Improvements and the Equipment in good condition, working order and repair, and (b) make all necessary or appropriate repairs and Additions to the Improvements and Equipment, so that each part of the Improvements and all of the Equipment shall at all times be in good condition and fit and proper for the respective purposes for which they were originally intended, erected, or installed.

     Section 4.08. Additions to Security. All right, title and interest of the Grantor in and to all Improvements and Additions hereafter constructed or placed on the Property and in and to any Equipment hereafter acquired shall, without any further deed of trust, conveyance, assignment or other act by the Grantor, become subject to the Lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described in the granting clauses hereof. The Grantor agrees, however, to execute and deliver to the Trustee and/or the Beneficiary such further documents as may be required pursuant to Section 9.02.

     Section 4.09. Inspection. The Grantor will permit the Beneficiary, or any Person authorized by the Beneficiary, to enter and make inspections of the Property at all reasonable times and as often as may be requested by the Beneficiary.

     Section 4.10. Management. The Grantor at all times shall provide for the competent and responsible management and operation of the Property. Any management contract or contracts affecting the Property must be approved in writing by the Beneficiary prior to the execution of the same.

     Section 4.11. Books and Records. The Grantor will keep and maintain full and accurate records and books administered in accordance with generally accepted accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof. The Grantor shall permit the Beneficiary, or any Person authorized by the Beneficiary, to inspect and examine such records and books (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom at all reasonable times and as often as may be requested by the Beneficiary.

     Section 4.12. Estoppel Certificates. Within ten (10) days after any request by the Beneficiary or a proposed assignee or purchaser of the Loans, the Grantor shall certify in writing to the Beneficiary, or to such proposed assignee or purchaser, the then unpaid balance of the Loans and whether the Grantor has any right of defense or setoff to the payment or performance of any of the Obligations.

     Section 4.13. Subrogation. To the extent permitted by Law, the Beneficiary shall be subrogated, notwithstanding its release of record, to any Lien now or hereafter existing on the Property to the extent that such Lien is paid or discharged by the Beneficiary whether or not from the proceeds of the Loans. This Section shall not be deemed or construed, however, to obligate the Beneficiary to pay or discharge any Lien.

     Section 4.14. Leases. (a) The Beneficiary shall have the right to approve any Lease executed after the date of this Deed of Trust as to form, content and financial strength of the tenant. All such Leases shall be subordinate to the operation and effect of this Deed of Trust and, at the Beneficiary's option, shall include subordination provisions acceptable to the Beneficiary in its sole and absolute discretion. At any time, within thirty (30) days after Notice from the Beneficiary, the Grantor will deliver to the Beneficiary a written description in such reasonable detail as the Beneficiary may request of all of the Leases, including, without limitation, the names of all tenants, the terms of all Leases and the Rents payable under all Leases and the current status of such Rents, and, on demand, the Grantor will furnish to the Beneficiary fully executed copies of any Leases and such subordination and attornment agreements as the Beneficiary may request. If any Lease provides for the giving by the tenant of certificates with respect to the status of such Lease, the Grantor shall exercise its right to require such certificate within ten (10) days after any request by the Beneficiary. Within thirty (30) days after any request by the Beneficiary, the Grantor will notify all tenants under existing Leases, and agrees to thereafter notify all tenants under future Leases, that (i) the Grantor collects and receives all Rents pursuant to the license granted to it hereunder, and (ii) upon Notice from the Beneficiary that such license has been revoked, the tenant shall pay all unpaid Rent directly to the Beneficiary.

          (b) So long as no Event of Default has occurred, the Grantor shall have a license (which license shall terminate automatically and without Notice upon the occurrence of an Event of Default) to collect upon, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for the Beneficiary. Each month, provided no Event of Default has occurred, the Grantor may retain such Rents as were collected that month and held in trust for the Beneficiary. Upon revocation of such license and following notification to the tenants under the Leases by the Beneficiary or the Trustee that Rents are to be paid to the Beneficiary, all Rents shall be paid directly to the Beneficiary and not through the Grantor. A demand by the Beneficiary on any tenant for the payment of Rent shall be sufficient to warrant such tenant to make future payments of Rent to the Beneficiary without the necessity of further consent by the Grantor.

          (c) The Grantor, at its sole cost and expense, will use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under any Leases and will appear in and defend, at its sole cost and expense, any action or proceeding arising under, or in any manner connected with, such Leases.

          (d) The Grantor will not assign the whole or any part of the Leases or Rents without the prior written consent of the Beneficiary, and any assignment without such consent shall be null and void.

          (e) The Grantor will promptly perform all of its obligations under any Leases. The Grantor will not, without the prior written consent of the Beneficiary, (i) cancel, terminate, accept a surrender of, reduce the payment of rent under, or accept any prepayment of rent for more than one
     (1) month in advance under, any Lease, or (ii) permit a Lien on the Property superior to any Lease, other than this Deed of Trust.

          (f) All Leases, although subordinate to this Deed of Trust, shall be subject to the condition (and this Deed of Trust so authorizes) that, in the event of any sale of the Property pursuant to the provisions of Section 7.02, the Leases shall, at the sole option of the Beneficiary or any purchaser at such sale, either (i) continue in full force and effect as set forth in the required advertisement of sale, and the tenant or tenants thereunder will, upon request, attorn to and acknowledge in writing the purchaser or purchasers at such sale or sales as landlord thereunder, or
     (ii) upon notice to such effect from the Beneficiary, the Trustee or any purchaser or purchasers, terminate within ninety (90) days from the date of sale. As to any Lease, neither the Beneficiary nor any purchaser or purchasers at foreclosure shall be bound by any payment of rent for more than one (1) month in advance or by any amendment or modification of the Lease made without the prior written consent of the Beneficiary or, subsequent to a foreclosure sale, such purchaser or purchasers.

          (g) Neither the Trustee nor the Beneficiary shall be obligated to perform or discharge any obligation of the Grantor under any Lease. This assignment of the Leases in no manner places on the Beneficiary or the Trustee any responsibility for (i) the control, care, management or repair of the Property, (ii) the carrying out of any of the terms and conditions of the Leases, (iii) any waste committed on the Property, or (iv) any dangerous or defective condition on the Property (whether known or unknown).. The Grantor agrees to indemnify the Trustee and the Beneficiary for, and forever hold them harmless from, any and all Claims arising out of, or in connection with, any Leases or any assignment thereof.

     Section 4.15. Contracts of Sale. Each Contract of Sale covering the Property or any portion thereof shall be in form and for a price reasonably approved by the Beneficiary. The Grantor irrevocably authorizes the Beneficiary, at its sole option, to collect, in the name of the Grantor or in its own name as assignee, all payments due or to become due under any Contract of Sale. The Grantor agrees that it will facilitate in every reasonable way the collection by the Beneficiary of such payments, and will, upon written request by the Beneficiary, execute a written notice and deliver the same to each purchaser directing the purchaser to make such payments to the Beneficiary. In no event shall the Beneficiary be accountable for more moneys than it actually receives pursuant to a Contract of Sale, nor shall the Beneficiary be liable for any failure to collect payments under any Contract of Sale. The right to determine the method of collection and the extent to which the enforcement of collection shall be prosecuted is reserved to the sole discretion of the Beneficiary. The Grantor, without the prior written consent of the Beneficiary, will not execute any further assignment of any Contract of Sale or the payments due thereunder. The Grantor shall furnish to the Beneficiary, within ten (10) days after a written request from the Beneficiary, a written certification containing the names of all contract purchasers of the Property and shall attach to such certification a copy of any Contract of Sale. Nothing contained in this Section shall (a) be construed as a consent by the Beneficiary to any Transfer of the Property, or (b) constitute a delegation to the Beneficiary of any of the Grantor's duties or obligations under any Contract of Sale. The Grantor agrees to indemnify the Beneficiary and the Trustee for, and forever hold them harmless from, any Claim arising out of, or in connection with, any Contract of Sale.

     Section 4.16. Taxes. The Grantor shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with Section 4.20.

     Section 4.17. Hazardous Materials; Contamination. (a) The Grantor agrees to
(i) give Notice to the Beneficiary immediately upon the Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Property or of any Hazardous Materials Contamination or of any Claim made or threatened against the Grantor or the Property with respect to any Environmental Requirement with a full description thereof; (ii) at the Grantor's sole cost and expense, promptly comply with any and all Environmental Requirements relating to the Property or such Hazardous Materials or Hazardous Materials Contamination and provide the Beneficiary with satisfactory evidence of such compliance; (iii) provide the Beneficiary, within thirty (30) days after a demand by the Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to the Beneficiary's satisfaction that the necessary funds are available to pay the cost of complying with such Environmental Requirements and removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any Lien which may be established on the Property as a result thereof; and (iv) take whatever other action as the Beneficiary may deem necessary or appropriate to restore to the Grantor the full use and benefit of the Property as contemplated by the Loan Documents.

          (b) In the event the Beneficiary ever has any reason to believe that any Hazardous Materials are or may be located on, or may otherwise affect, the Property, or if any Claim is made or threatened against the Grantor or the Property with respect to any Environmental Requirement, or if a Default or Event of Default shall have occurred hereunder or under any of the other Loan Documents, the Grantor shall immediately upon the receipt of Notice from the Beneficiary, which may be given at any time and from time to time by the Beneficiary in its sole discretion, cause an Environmental Assessment to be undertaken with respect to the Property and furnish the same to the Beneficiary within thirty (30) days after the date of the Beneficiary's request. The cost of any such Environmental Assessment shall be borne exclusively by the Grantor. The Grantor shall cooperate with each environmental consulting firm engaged to make any such Environmental Assessment and shall supply to each such environmental consulting firm, from time to time and promptly on request, all information available to the Grantor to facilitate the completion of the Environmental Assessment. Notwithstanding the foregoing, the Beneficiary shall be under no duty to require the preparation of any Environmental Assessment of the Property, and in no event shall any such Environmental Assessment by the Beneficiary be or give rise to any representation or warranty by the Beneficiary that Hazardous Materials are or are not present on the Property, or that there has been compliance by the Grantor or any other Person with any Environmental Requirement.

          (c) The Grantor shall protect, indemnify, defend and hold the Beneficiary, the Trustee, any Persons owned or controlled by, owning or controlling, or under the common control of or affiliated with, the Beneficiary and/or the Trustee, any participants in the Loans, the directors, officers, employees and agents of the Beneficiary, and/or such other Persons, and the heirs, personal representatives, successors and assigns of each of the foregoing, harmless from and against any and all Claims of any kind or nature whatsoever arising out of or in any way connected with any investigative, enforcement, cleanup, removal, containment, remedial or other private, governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against the Grantor or the Beneficiary or against or with respect to the Property or any condition, use or activity on the Property or at any time threatened or made by any Person against the Grantor or the Beneficiary or against or with respect to the Property or any condition, use or activity on the Property relating to any damage, contribution, cost recovery, compensation, loss or injury resulting from or in any way arising in connection with any Hazardous Materials or Hazardous Materials Contamination. Upon demand by the Beneficiary, the Grantor shall diligently defend any such Claim which affects the Property or is made or commenced against the Beneficiary, whether alone or together with the Grantor or any other Person, all at the Grantor's sole cost and expense and by counsel to be approved by the Beneficiary in the exercise of its reasonable judgment. In the alternative, the Beneficiary may at any time elect to conduct its own defense through counsel selected by the Beneficiary and at the cost and expense of the Grantor.

     Section 4.18. Right to Perform. If the Grantor fails to promptly pay or perform any of the Obligations, the Beneficiary, without Notice to or demand upon the Grantor, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Grantor. The Beneficiary may enter upon the Property for that purpose and take all action thereon as the Beneficiary considers necessary or appropriate. All Expenses incurred by the Beneficiary pursuant to this Section, together with interest thereon at the Reimbursement Rate, shall be paid by the Grantor to the Beneficiary as provided in Section 4.19.

     Section 4.19. Reimbursement; Interest. If the Beneficiary or the Trustee shall incur any Expenses or pay any Claims to which the Beneficiary or the Trustee become a party by reason of this Deed of Trust or the rights and remedies provided hereunder (regardless of whether this Deed of Trust expressly provides for an indemnification against such Claims by the Grantor), such Expenses and Claims shall be (a) paid by the Grantor to the Beneficiary on demand, together with interest thereon from the date incurred until paid in full by the Grantor at the Reimbursement Rate, and (b) a part of the Obligations secured by this Deed of Trust. Notwithstanding the foregoing, however, in any action or proceeding to foreclose this Deed of Trust or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section.

     Section 4.20. Permitted Contests. The Grantor shall not be required to pay any of the Property Assessments, or to comply with any Law, so long as the Grantor shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that
(a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the Law so contested, (b) there will be no sale, forfeiture or loss of the Property during the contest,
(c) neither the Beneficiary nor the Trustee are subjected to any Claim, and (d) the Grantor provides assurances satisfactory to the Beneficiary (including, without limitation, the establishment of an appropriate reserve account with the Beneficiary) of its ability to pay such Property Assessments or comply with such Law in the event the Grantor is unsuccessful in its contest. Each such contest shall be promptly prosecuted to final conclusion or settlement, and the Grantor shall indemnify and save the Beneficiary and Trustee harmless against all Claims in connection therewith. Promptly after the settlement or conclusion of such contest or action, the Grantor shall comply with such Law and/or pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interests, costs and expenses in connection therewith.

     Section 4.21. Security Agreement. This Deed of Trust creates a security interest in the Personalty, and, to the extent the Personalty is not real property, this Deed of Trust constitutes a security agreement from the Grantor to the Beneficiary under the Uniform Commercial Code of the State. The Grantor hereby agrees to execute and deliver on demand, and hereby authorizes and irrevocably constitutes and appoints the Beneficiary the attorney-in-fact of the Grantor, to execute, deliver and, if appropriate, to file with the appropriate filing office or offices, such financing statements or other instruments as the Beneficiary may request or require in order to perfect the security interest granted hereby or to continue the effectiveness of the same.

     Section 4.22. Appraisals. The Beneficiary shall have the right to require annual updated appraisals of the Property, which appraisals shall be prepared by an appraiser or appraisers designated by the Beneficiary and shall be in all respects acceptable to the Beneficiary. The Grantor shall reimburse the Beneficiary upon demand for all costs and expenses incurred by the Beneficiary with respect to the preparation and review of all future appraisals required pursuant to the terms hereof.

     Article V. Negative Covenants.

     Section 5.01. Encumbrances. Without the prior written consent of the Beneficiary, the Grantor will not permit the Real Property or the Personalty, or the Leases, Rents and Contracts of Sale, to become subject to any Encumbrances other than the Permitted Encumbrances. The Grantor shall give the Beneficiary Notice of any default under any Lien and Notice of any f ore-closure or threat of foreclosure.

     Section 5.02. Transfer of the Propertv. The Grantor will not Transfer, or contract to Transfer, all or any part of the Property or any legal or beneficial interest therein (except for Transfers of the Equipment permitted by Section 5.03). The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Grantor (if Grantor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Beneficiary (including, without limitation, it Grantor ~5 a corporation, partnership, limited liability company or joint venture, the withdrawal from or admission into it of any stockholder, member, general partner or joint venturer) shall constitute a prohibited transfer under this Section 5.02.

     Section 5.03. Removal. etc. of Equipment and Improvements. Except to the extent permitted by the following sentence, none of the Improvements or Equipment shall be removed, demolished or materially altered, without the prior written consent of the Beneficiary. The Grantor may remove and dispose of, free from the Lien of this Deed of Trust, such Equipment as from time to time becomes worn out or obsolete, provided that, either (a) at the time of, or prior to, such removal, any such Equipment is replaced with other Equipment which is free from Liens other than Permitted Encumbrances and has a value at least equal to that of the replaced Equipment (and by such removal and replacement the Grantor shall be deemed to have subjected such Equipment to the Lien of this Deed of Trust), or (b) so long as a prepayment may be made without penalty pursuant to the Notes, such Equipment is sold at fair market value for cash and the net cash proceeds received from such disposition are paid over promptly to the Beneficiary to be applied to the prepayment of the principal of the Loans in any reasonable manner as the Beneficiary shall determine.

     Section 5.04. Additional Improvements. The Grantor will not construct any Improvements other than those presently on the Land without the prior written consent of the Beneficiary. The Grantor will complete and pay for, within a reasonable time, any Improvements which the Grantor is permitted to construct on the Land. The Grantor will construct and erect any permitted Improvements (a) strictly in accordance with all applicable Laws and any private restrictive covenants, (b) entirely on lots or parcels of the Land, (c) so as not to encroach upon any easement or right of way or upon the land of others, and (d) wholly within any building restriction lines applicable to the Land.

     Section 5.05. Restrictive Covenants. Zoning. etc. Without the prior written consent of the Beneficiary, the Grantor will not initiate, join in, or consent to any change in, any restrictive covenant, easement, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Property. The Grantor will (a) promptly perform and observe, and cause to be performed and observed, all of the terms and conditions of all agreements affecting the Property, and (b) do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of, or constituting any portion of, the Property.

     Section 5.06. Prohibition on Hazardous Materials. The Grantor will not cause, commit, permit or allow to continue any violation of any Environmental Requirement by any Person on or with respect to the Property. The Grantor will not place, install, store, spill, leak, dispose of or release, or cause, commit, permit, or allow the placement, installation, storage, spilling, leaking, disposal or release of, any Hazardous Materials on the Property and will keep the Property free of all Hazardous Materials Contamination.

     Article VI. Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Deed of Trust:

     Section 6.01. Accuracy of Information, Representations and Warranties. Any information contained in any financial statement, schedule, report or any other document delivered by the Grantor or any other party or parties to the Beneficiary in connection with the Loans proves at any time to be not in all respects true and accurate, or the Grantor or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Deed of Trust, or in any other document, certificate or opinion delivered to the Beneficiary in connection with the Loans, proves at any time to be incorrect or misleading in any material respect. Section 6.02. Payment Obligations. The Grantor fails to promptly pay or cause to be paid any of the Obligations when and as due and payable.

     Section 6.03. Transfer of the Property; Encumbrances. The Grantor fails to comply with Sections 5.01 or 5.02.

     Section 6.04. Insurance Obligations. The Grantor fails to promptly perform or comply with any of the terms and conditions set forth in Section 4.02.

     Section 6.05. Hazardous Materials. The Grantor fails to promptly perform or comply with any of the terms and conditions set forth in Sections 4.17 or 5.06.

     Section 6.06. Other Obligations. The Grantor fails to promptly perform or comply with any of the Obligations.

     Section 6.07. Event of Default Under Other Loan Documents. An Event of Default (as defined therein) occurs under any of the Loan Documents other than this Deed of Trust.

     Section 6.08. Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Property such that the present or intended use of the Property, as specified in the Loan Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

     Section 6.09. Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Property, including, without limitation, any Permitted Encumbrances.

     Section 6.10. Voluntary Bankruptcy, etc. The Grantor or any guarantor of the Notes (a) applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator of the Grantor or any such guarantor or the Property or of all or substantially all of the Grantor's or any such guarantor's other assets, or (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due, or (C) makes a general assignment for the benefit of creditors, or (d) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of the Grantor) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law, or (e) files an answer admitting the material allegations of a petition filed against the Grantor or any such guarantor in any bankruptcy, reorganization or insolvency proceeding.

     Section 6.11. Involuntary Bankruptcy. etc. An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating the Grantor or any guarantor of the Notes as bankrupt or insolvent, or appointing a receiver, trustee or liquidator of the Grantor or any such guarantor or of the Property, or of all or substantially all of the Grantor's or any such guarantor's other assets.

     Section 6.12. Execution: Attachment. Any execution or attachment is levied against the Property, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

     Section 6.13. Judgment. The entry of a final judgment for the payment of money against the Grantor or any guarantor of the Notes.

     Section 6.14. Change in Business Status. Unless the written consent of the Beneficiary is previously obtained, the sale of all or substantially all of the assets of the Grantor or of any guarantor of the Notes.

     Section 6.15. Default Under Other Indebtedness. The Grantor or any guarantor of the Notes fails to pay any indebtedness of the Grantor or such guarantor owing to the Beneficiary (other than the Loans) or to any other creditor, when and as due and payable (whether by acceleration or otherwise).

     Section 6.16. Default Under Swap Contract. An event occurs which gives the Beneficiary the right or option to terminate any Swap Contract which is secured by this Deed of Trust.

     Article VII. Rights and Remedies. Upon the occurrence of any Event of Default, the Beneficiary, or the Trustee at the direction of the Beneficiary, may at any time thereafter exercise any of the following rights., powers or remedies:

     Section 7.01. Acceleration. The Beneficiary may declare (without Notice to the Grantor and without presentment, demand, protest or notice of protest or of dishonor, all of which the Grantor hereby waives) the Obligations to be immediately due and payable.

     Section 7.02. Foreclosure. The Trustee may take possession of and sell the Property, or any part thereof requested by the Beneficiary to be sold, and in connection therewith the Grantor hereby (a) assents to the passage of a decree for the sale of the Property by the equity court having jurisdiction, and (b) authorizes and empowers the Trustee to take possession of and sell (or in case of the default of any purchaser to resell) the Property, or any part thereof, all in accordance with the Laws or rules of court relating to deeds of trust, including any amendments thereof, or additions thereto, which do not materially change or impair the remedy. In connection with any foreclosure, the Beneficiary and/or the Trustee may (a) procure such title reports, surveys, tax histories and appraisals as they deem necessary, and (b) make such repairs and Additions to the Property as they deem reasonably advisable, all of which shall constitute Expenses. In case of any sale under this Deed of Trust, by virtue of judicial proceedings or otherwise, the Property may be sold as an entirety or in parcels, by one sale or by several sales, as may be deemed reasonably advisable by the Trustee to be appropriate and without regard to any right of the Grantor or any other Person to the marshalling of assets. Any sale hereunder may be made at public auction, at such time or times, at such place or places, and upon such terms and conditions and after such previous public notice as the Trustee shall deem appropriate and advantageous and as required by Law. Upon the terms of such sale being complied with, the Trustee shall convey to, and at the cost of, the purchaser or purchasers the interest of the Grantor in the Property so sold, free and discharged of and from all estate, title or interest of the Grantor, at law or in equity, such purchaser or purchasers being hereby discharged from all liability to see to the application of the purchase money. The proceeds of such sale or sales under this Deed of Trust, whether under the assent to a decree, the power of sale, or by equitable foreclosure, shall be held by the Trustee and applied as follows: First, to pay (a) all Expenses incurred in connection with such sale or in preparing the Property for such sale including, among other things, a counsel fee of $6,500 to the attorneys representing the Beneficiary and the Trustee for conducting the proceedings if without contest, but if legal services be rendered to the Trustee and the Beneficiary in connection with any contested matter in the proceedings, then such other counsel fees shall be allowed and paid out of the `proceeds of such sale or sales as the court having jurisdiction may deem proper, and (b) a Trustee' commission equal to the commission allowed Trustee for making sales of property under decrees of the equity court having jurisdiction; Second, to pay all of the Obligations and all interest then due and accrued thereon, which shall include interest through the date of ratification of the auditor's account; and Lastly, to pay the surplus, if any, to the Grantor or any Person entitled thereto upon surrender and delivery to the purchaser or purchasers of the Property, and less the Expenses, if any, of obtaining possession. Immediately upon the filing of any foreclosure under this Deed of Trust, there shall also become due and owing by the Grantor a commission on the total amount of the Obligations then due equal to one-half of the percentage allowed as commission to Trustee making sales under orders or decrees of the equity court having jurisdiction, and no Person shall be required to receive only the aggregate amount of the Obligations to the date of payment unless the same is accompanied by a tender of such commission.

     Section 7.03. Taking Possession or Control of the Property. As a matter of right without regard to the adequacy of the security, and to the extent permitted by law without Notice to the Grantor, the Beneficiary shall be entitled, upon application to a court of competent jurisdiction, to the immediate appointment of a receiver for all or any part of the Property and the Rents, whether such receivership be incidental to a proposed sale of the Property or otherwise, and the Grantor hereby consents to the appointment of such a receiver. In addition, to the extent permitted by Law, and with or without the appointment of a receiver, or an application therefor, the Beneficiary may (a) enter upon, and take possession of (and the Grantor shall surrender actual possession of), the Property or any part thereof, without Notice to the Grantor and without bringing any legal action or proceeding, or, if necessary by force, legal proceedings, ejectment or otherwise, and (b) remove and exclude the Grantor and its agents and employees therefrom.

     Section 7.04. Management of the Propertv. Upon obtaining possession of the Property or upon the appointment of a receiver as described in Section 7.03, the Beneficiary, the Trustee or the receiver, as the case may be, may, at their sole option, (a) make all necessary or proper repairs and Additions to or upon the Property, (b) operate, maintain, control, make secure and preserve the Property,
(c) receive all Rents, and (d) complete the construction of any unfinished Improvements on the Property and, in connection therewith, continue any and all outstanding contracts for the erection and completion of such Improvements and make and enter into any further contracts which may be necessary, either in their or its own name or in the name of the Grantor (the cost of completing the Improvements shall be Expenses secured by this Deed of Trust and accrue interest as set forth in Section 4.19) . In so doing, the Beneficiary, the Trustee or such receiver shall have the right to manage the Property and to carry on the business of the Grantor and may exercise all of the rights and powers of the Grantor, either in the name of the Grantor, or otherwise, including, but without limiting the generality of the foregoing, the right to lease the Property, to cancel, modify, renew or extend any Lease or sub-lease of the Property and to carry on any contracts entered into by the Grantor with respect to the Property. The Beneficiary, the Trustee or such receiver shall be under no liability for, or by reason of, any such taking of possession, entry, holding, removal, maintaining, operation or management, except for gross negligence or willful misconduct. Any Rents received shall be applied (a) first, to pay all Expenses, and (b) the balance, if any, to payment of the other Obligations. The Grantor shall pay on demand to the Beneficiary, the receiver or the Trustee (as the case may be) the amount of any deficiency between (a) the Rents received by the Beneficiary, the receiver or the Trustee, and (b) all Expenses incurred together with interest thereon at the Reimbursement Rate as provided in Section 4.19. The exercise of the remedies provided in this Section shall not cure or waive any Event of Default, and the enforcement of such remedies, once commenced, shall continue for so long as the Beneficiary shall elect, notwithstanding the fact that the exercise of such remedies may have, for a time, cured the original Event of Default.

     Section 7.05. Uniform Commercial Code. The Beneficiary may proceed under the Uniform Commercial Code of the State as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code of the State. Upon the occurrence of any Event of Default, the Grantor shall assemble all of the Equipment and make the same available within the
Improvements. Any notification required by Section 9-504 of the Uniform Commercial Code of the State shall be deemed reasonably and properly given if sent in accordance with the Notice provision of this Deed of Trust at least ten
(10) days before any sale or other disposition of the Personalty. Disposition of the Personalty shall be deemed commercially reasonable if made pursuant to a public sale advertised at least twice in a newspaper of general circulation in the community where the Property is located. Proceeds from any such sale shall be applied as follows: (a) first, to pay all Expenses incurred in connection with the sale, and (b) the balance, if any, to payment of the other Obligations.

     Section 7.06. Swap Contracts. In addition to the rights and remedies set forth in this Deed of Trust, upon the occurrence of an Event of Default, Beneficiary may terminate any Swap Contract or exercise any rights provided thereunder or in connection therewith.

     Section 7.07. Other Remedies. The Beneficiary shall have the right from time to time to enforce any legal or equitable remedy against the Grantor and to sue the Grantor for any sums (whether interest, damages for failure to pay principal or any installments thereof, taxes, or any other sums required to be paid under the terms of this Deed of Trust, as the same become due), without regard to whether or not any other of the Obligations shall be due, and without prejudice to the right of the Beneficiary thereafter to enforce any appropriate remedy against the Grantor, including, without limitation, an action of foreclosure or an action for specific performance, for a Default by the Grantor existing at the time such earlier action was commenced.

     Section 7.08. Remedies. etc. Cumulative. Each right, power and remedy of the Beneficiary or the Trustee as provided for in this Deed of Trust, or in any of the other Loan Documents or now or hereafter existing by Law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust, or in any of the other Loan Documents or now or hereafter existing by Law, and the exercise or beginning of the exercise by the Beneficiary or the Trustee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Beneficiary or the Trustee of any or all such other rights, powers or remedies.

     Section 7.09. No Waiver by Beneficiary etc. No course of dealing or conduct between the Beneficiary, the Trustee and the Grantor shall be effective to amend, modify or change any provisions of this Deed of Trust or the other Loan Documents. No failure or delay by the Beneficiary or the Trustee to insist upon the strict performance of any term, covenant or agreement of this Deed of Trust or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, covenant or agreement or of any such breach, or preclude the Beneficiary or the Trustee from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any of the Obligations, the Beneficiary or the Trustee shall not be deemed to waive the right either to require prompt payment when due of all other Obligations, or to declare an Event of Default for failure to make prompt payment of any such other Obligations. Neither the Grantor nor any other Person now or hereafter obligated for the payment of the whole or any part of the Obligations shall be relieved of such liability by reason of (a) the failure of the Beneficiary to comply with any request of the Grantor or of any other Person to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust, or (b) any agreement or stipulation between any subsequent owner or owners of the Property and the Beneficiary, or (c) the Beneficiary extending the time of payment or modifying the terms of this Deed of Trust or any of the other Loan Documents without first having obtained the consent of the Grantor or such other Person. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate Lien on the Property, the Beneficiary may release any Person at any time liable for any of the Obligations or any part of the security for the Obligations, and may extend the time of payment or otherwise modify the terms of this Deed of Trust or any of the other Loan Documents without in any way impairing or affecting the Lien of this Deed of Trust or the priority of this Deed of Trust over any subordinate Lien. The holder of any subordinate Lien shall have no right to terminate any Lease regardless of whether or not such Lease is subordinate to this Deed of Trust. The Beneficiary may resort to the security or collateral described in this Deed of Trust or any of the other Loan Documents in such order and manner as the Beneficiary may elect in its sole discretion.

     Section 7.10. Waivers and Agreements Regarding Remedies. To the full extent the Grantor may do so, the Grantor hereby:

          (a) agrees that it will not at any time plead, claim or take advantage of any Laws now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisement, stay of execution, extension and notice of election to accelerate the Obligations;

          (b) waives all rights to a marshalling of the assets of the Grantor, including without limitation, the Property, or to a sale in the inverse order of alienation in the event of a foreclosure of the Property, and agrees not to assert any right under any Law pertaining to the marshalling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of the Beneficiary under the terms of this Deed of Trust to a sale of the Property without any prior or different resort for collection, or the right of the Beneficiary to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatsoever;

          (c) waives any right to bring or utilize any defense, counterclaim or setoff, other than one which denies the existence or sufficiency of the facts upon which any foreclosure action is grounded. If any defense, counterclaim or setoff, other than one permitted by the preceding clause, is timely raised in a foreclosure action, such defense, counterclaim or setoff shall be dismissed. If such defense, counterclaim or setoff is based on a Claim which could be tried in an action for money damages, such Claim may be brought in a separate action which shall not thereafter be consolidated with the foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action; and

          (d) waives and relinquishes any and all rights and remedies which the Grantor may have or be able to assert by reason of the provisions of any Laws pertaining to the rights and remedies of sureties.

     Section 7.11. Setoff. The Beneficiary may set off against and apply any funds of the Grantor on deposit with, or under the control of, the Beneficiary to the payment of the Obligations, without Notice and without resort to any judicial proceeding.

     Article VIII. The Trustee.

     Section 8.01. Liability of the Trustee. The Trustee shall have no liability or responsibility for, and make no warranties in connection with, the validity or enforceability of any of the Loan Documents or the description, value or status of title to the Property. The Trustee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. The Trustee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistakes of law or fact, nor for anything which the Trustee may do or refrain from doing in good faith, nor generally shall the Trustee have any accountability hereunder except for willful misconduct or gross negligence. The powers and duties of the Trustee hereunder may be exercised through such attorneys, agents or servants as the Trustee may appoint, and the Trustee shall have no liability or responsibility for any act, failure to act, negligence or willful conduct of such attorney, agent or servant, so long as they were selected with reasonable care. In addition, the Trustee may consult with legal counsel selected by them and the Trustee shall have no liability or responsibility by reason of any act or failure to act in accordance with the opinions of such counsel. The Trustee may act hereunder and may sell or otherwise dispose of the Property or any part thereof as herein provided, although the Trustee have been, may now be or may hereafter be, attorneys, officers, agents or employees of the Beneficiary, in respect of any matter of business whatsoever. The Trustee, however, shall have no obligation to sell all or any part of the Property following an Event of Default or to take any other action authorized to be taken by them hereunder except upon the demand of the Beneficiary.

     Section 8.02. Substitution of Trustee. etc. The Beneficiary shall have, and is hereby granted with warranty of further assurances, the irrevocable power to appoint a new or replacement or substitute Trustee or Trustees. Such power may be exercised at any time without notice, without cause and without specifying any reason thereof or, by filing for record in the office where this Deed of Trust is recorded a Deed of Appointment. The power of appointment of a successor Trustee or Trustees may be exercised as often as and whenever the Beneficiary may choose, and the exercise of the power of appointment, no matter how often, shall not be an exhaustion thereof. Upon the recordation of such Deed or Deeds of Appointment, the Trustee or Trustees so appointed shall thereupon, without any further act or deed of conveyance, become fully vested with identically the same title and estate in and to the Property and with all the rights, powers, trusts and duties of their, his or its predecessor in the trust hereunder with like effect as if originally named as Trustee or as one of the Trustees hereunder. Whenever in this Deed of Trust reference is made to the Trustee, it shall be- construed to mean the Trustee or Trustees for the time being, whether original or successors or successor in trust. All title, estate, rights, powers, trusts and duties hereunder given or appertaining to or devolving upon the Trustee shall be in each of the Trustees then serving hereunder so that any action hereunder or purporting to be hereunder of any one of the original or any successor Trustee shall for all purposes be considered to be, and as effective as, the action of all the Trustees.

     Article IX. Miscellaneous.

     Section 9.01. Application of Moneys. Whenever it is provided in this Deed of Trust for any moneys to be applied to payment of the Obligations, and no express order of payment is set forth, such moneys shall be applied to the Obligations in such order and manner as the Beneficiary may determine in its sole discretion.

     Section 9.02. Further Assurances. At any time, and from time to time, upon request by the Beneficiary, the Grantor will, at the Grantor's expense, (a) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates, and other documents as may, in the opinion of the Beneficiary, be necessary or desirable in order to complete, perfect or continue and preserve the Lien of this Deed of Trust. Upon any failure by the Grantor to do so, the Beneficiary may make, execute and record any and all such instruments, certificates and documents for and in the name of the Grantor, all at the sole expense of the Grantor, and the Grantor hereby irrevocably appoints the Beneficiary the agent and attorney-in-fact of the Grantor to do so, this appointment being coupled with an interest.

     Section 9.03. Notices. All Notices shall be deemed to have been received when delivered by hand, when delivered to an overnight courier, or when deposited in the mail in the manner provided for in the definition of Notices set forth in Article I above.

     Section 9.04. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions of this Deed of Trust shall run with the Land and shall apply to and bind the successors and assigns of the Grantor (including any permitted subsequent owner of the Property), and inure to the benefit of the Beneficiary, its successors and assigns and to the successors in trust of the Trustee.

     Section 9.05. No Warranty by Beneficiary or Trustee. By inspecting the Property or by accepting or approving anything required to be observed, performed or fulfilled by the Grantor or to be given to the Beneficiary or the Trustee pursuant to this Deed of Trust or any of the other Loan Documents, the Beneficiary and the Trustee shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Beneficiary or the Trustee.

     Section 9.06. Amendments. This Deed of Trust may not be modified or amended except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

     Section 9.07. Illegality. If fulfillment of any provision of this Deed of Trust or any transaction related hereto shall at any time involve transcending the limit of validity prescribed by Law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained, other than the provisions requiring the Grantor to pay the Obligations, operates or would prospectively operate to invalidate this Deed of Trust in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Deed of Trust shall remain operative and in full force and effect; and if such clause or provision requires the Grantor to pay any of the Obligations, then at the sole option of the Beneficiary, all of the Obligations shall become due and payable.

     Section 9.08. Governing Law. This Deed of Trust is being executed and delivered in the State and shall be construed, governed and enforced in accordance with the Laws in effect from time to time in the State.


         IN WITNESS WHEREOF, the undersigned Grantor has hereto executed this Deed of Trust under seal, as a specialty, on the day and year first above written.


WITNESS/ATTEST:                       DANZER INDUSTRIES, INC., a Maryland
                                                             Corporation

___________________________         By:____________________________(Seal)
                                      Mark D. McGlaughlin
                                      Vice President and Chief Financial Officer

                                      GRANTOR

STATE OF MARYLAND, COUNTY OF ______________________, TO WIT:

      I HEREBY CERTIFY that on this ____ day of ______________, 2002, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Mark D. McGlaughlin, the Vice President and Chief Financial Officer of Danzer Industries, Inc., a Maryland corporation, known to me (or satisfactorily proven to be the person whose name is subscribed to the within instrument), and acknowledged that he executed the same in said capacity for the purposes therein contained.

      WITNESS my hand and Notarial Seal.

                                      ----------------------------------------
                                      NOTARY PUBLIC

My Commission Expires:

---------------------------------------

      I, the undersigned, an attorney duly admitted to practice law before the Court of Appeals of Maryland, do hereby certify that the foregoing document was prepared by me or under my supervision.

                                      ----------------------------------------
                                      Michael H. Delauter

                                    EXHIBIT A

      All that tract or parcel of ground, together with all the rights, ways, alleys, waters, privileges, appurtenances and advantages to the same belonging or in anywise appertaining, situate along the East side of the right of way of the Pennsylvania Railroad at its intersection with Nursery Road, in District No. 26, Washington County, Maryland, beginning at an iron pipe in the North marginal line of York Road, said pipe being in the 11th line of the deed from Daniel W. Foltz and wife to Sadie V. Piper dated January 16, 1908, and recorded in Liber 127, folio 499, one of the Land Records of Washington County, and running thence abutting the end of York Road and binding on Homewood Development South 00(degree) .05' East 212.45 feet, thence leaving Homewood and running along the existing fence line North 89(degree) 58' West 778.3 feet to the East marginal line of the right of way of the Pennsylvania Railroad at its intersection with Nursery Road, thence along said East marginal line North 33(degree) 59' East 1118.38 feet to intersect the South marginal line of Piper's Lane, thence leaving the Railroad right of way and running along said South marginal line North 80(degree) 25' East 335.33 feet to a post, thence leaving Piper's Lane and running along the existing fence lines South 18(degree) 23' West 374.0 feet, thence South 14(degree) 30' West 158.4 feet to a post, thence South 11(degree) 14' West 104.8 feet to a stake at or near the end of the 10th line of the aforementioned deed and at the Northwest corner of the lands now or formerly of Gerald M. Smith and wife, thence with a portion corner of the lands now or formerly of Gerald M. Smith and wife, thence with a portion of the 11th line of said deed and binding on the lands of the said Smith, South 00(degree) 05' East
160.14 feet to the place of beginning, containing 11.03 acres of land, more or less.

      BEING all and the same real estate which was conveyed unto The Danzer Metal Works Company by a Deed from Roy Danzer, Sr., and Mary S. Danzer, his wife, dated February 4, 1966, and recorded among the Land Records of Washington County, Maryland, in Liber 444, folio 358; The Danzer Metal Works Company having filed Articles of Amendment on November 22, 1995, at the Maryland State Department of Assessments and Taxation, whereby its corporate name was changed to Danzer Industries, Inc.

                                 PROMISSORY NOTE


Borrower: Danzer Industries, Inc.    Lender: Bank of America, N.A.
          17500 York Road                    c/o MD Commercial Loan Processing
          Hagerstown, MD 21740               NC1-014-13-02
                                             10 Light Street
                                             Baltimore, MD 21202-1435

Principal Amount: $1,000,000.00              Date of Note: August 15, 2001

PROMISE TO PAY. Danzer Industries, inc. ("Borrower") promises to pay to Bank of America, NA. ("Lender"), or order, In lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid interest on March 31, 2002. In addition, Borrower will pay regular monthly payments of all accrued unpaid Interest due as of each payment date, beginning September 30, 2001, with all subsequent Interest payments to be due on the last day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance Is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note Is subject to change from time to time based on changes in an independent index which is the 9.JBOR Daily Floating Rate" which is the fluctuating rate of interest (rounded upwards, if necessary to the nearest 1,100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the 1 month London interbank offered rate for deposits In United States Dollars at approximately 11 .00 a.m. (London time) on the second preceding business day, as adjusted from time to time in Lender's sole discretion for then--applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; if for any reason such rate is not available, the term "L1BOR Daily Floating Rate" shall mean the fluctuating rate of Interest equal to the rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBQ Page as the 1 month London interbank offered rate far deposits in United States Dollars at approximately 11:00 a.m. (London time) on the second preceding day, as adjusted from time to time In Lender's sale discretion for then--applicable reserve requirements, deposit Insurance assessment rates and other regulatory costs; provided, however, if more than one rate Is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates (the "Index"). The Index Is not necessarily the lowest rate charged by Lender on Its loans. lithe Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. The Interest rate change will not occur more often than each date of such change in the Index. Borrower understands that Lender may make loans based on other rates as well. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.200 percentage points over the Index. NOTICE: Under no circumstances will the Interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than It Is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment Instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or Imitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bank of America, NA. NC1-014-13-02, P.O. Box 31152 Charlotte, NC 28231-1152.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 4.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAUT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable Interest rate on this Note to 6.200 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower falls to make any payment when due under this Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained In this Note or in any Of the related documents or to comply with or to perform any term, obligation, covenant or condition contained In any other agreement between Lender and Borrower.

     Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading In any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrower flies for bankruptcy, or an Involuntary bankruptcy petition Is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This Includes a garnishment of any of Borrower's accounts, Including deposit accounts, with Lender. However, this Event of Default shall not apply if there Is a good faith dispute by Borrower as to the validity or reasonableness of the claim which Is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, In an amount determined by Lender, In its sole discretion, as being an adequate reserve or bond for the dispute.